                                                                    Exhibit 4.16

================================================================================

                              AIG CAPITAL TRUST ( )

                      AMENDED AND RESTATED TRUST AGREEMENT

                                      among

                       AMERICAN INTERNATIONAL GROUP, INC.,
                                   as Sponsor

                              THE BANK OF NEW YORK,
                               as Property Trustee

                        THE BANK OF NEW YORK (DELAWARE),
                               as Delaware Trustee

                                       and

                        THE ADMINISTRATORS NAMED HEREIN,

                         Dated as of ____________, ____

================================================================================

                              AIG CAPITAL TRUST ( )

              Certain Sections of this Trust Agreement relating to Sections 310 through 318 of the Trust Indenture Act of 1939:

Trust Indenture                                                  Trust Agreement
Act Section                                                      Section


Section
310(a)(1)........................................................................................................8.7
(a)(2)...........................................................................................................8.7
(a)(3)...........................................................................................................8.9
(a)(4)..................................................................................................2.7(a)(ii)(E)
(b)..............................................................................................................8.8
311(a)..........................................................................................................8.13
(b).............................................................................................................8.13
312(a)..................................................................................................5.8, 10.10(e)
(b).....................................................................................................5.8, 10.10(e)
(c).....................................................................................................5.8, 10.10(e)
313(a)..........................................................................................................8.15
(b).............................................................................................................8.15
(c).......................................................................................................8.15, 10.8
(d).............................................................................................................8.15
314(a)..........................................................................................................8.16
(b)...................................................................................................Not Applicable
(c)(1)..........................................................................................................8.17
(c)(2)..........................................................................................................8.17
(c)(3)..........................................................................................................8.17
(d)...................................................................................................Not Applicable
(e)........................................................................................................1.1, 8.17
315(a).................................................................................................8.1(d), 8.3(a)
(b)........................................................................................................8.2, 10.8
(c)............................................................................................................8.1(c)
(d)...................................................................................................Not Applicable
(e).........................................................................................................8.1, 8.3
316(a)................................................................................................Not Applicable
(a)(1)(A).............................................................................................Not Applicable
(a)(1)(B)....................................................................................................5.13(b)
(a)(2)................................................................................................Not Applicable
(b).............................................................................................................5.13
(c)..............................................................................................................6.7
317(a)(1).......................................................................................................8.14
(a)(2)..........................................................................................................8.14
(b).............................................................................................................5.10
318(a).........................................................................................................10.10

Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Trust Agreement.

                                TABLE OF CONTENTS

                                                                                                    Page
                                                                                                    ----
                                    ARTICLE I

                                  DEFINED TERMS

SECTION 1.1        Definitions.........................................................................1

                                   ARTICLE II

                        CONTINUATION OF THE ISSUER TRUST

SECTION 2.1        Name................................................................................9
SECTION 2.2        Office of the Delaware Trustee; Principal Place of Business.........................9
SECTION 2.3        Initial Contribution of Trust Property; Organizational Expenses....................10
SECTION 2.4        Issuance of the Capital Securities.................................................10
SECTION 2.5        Issuance of the Common Securities; Subscription and Purchase of
                   Junior Subordinated Debentures.....................................................10
SECTION 2.6        Continuation of Trust..............................................................11
SECTION 2.7        Authorization to Enter Into Certain Transactions...................................11
SECTION 2.8        Assets of Trust....................................................................15
SECTION 2.9        Title to Trust Property............................................................15

                                   ARTICLE III

                                 PAYMENT ACCOUNT

SECTION 3.1        Payment Account....................................................................15

                                   ARTICLE IV

                            DISTRIBUTIONS; REDEMPTION

SECTION 4.1        Distributions......................................................................15
SECTION 4.2        Redemption.........................................................................17
SECTION 4.3        Subordination of Common Securities.................................................19
SECTION 4.4        Payment Procedures.................................................................19
SECTION 4.5        Tax Returns and Reports............................................................20
SECTION 4.6        Payment of Taxes, Duties, Etc. of the Issuer Trust.................................20
SECTION 4.7        Payments under Indenture or Pursuant to Direct Actions.............................20
SECTION 4.8        Liability of the Holder of the Common Securities...................................20

                                    ARTICLE V

                          TRUST SECURITIES CERTIFICATES

SECTION 5.1        Initial Ownership..................................................................21
SECTION 5.2        The Trust Securities Certificates..................................................21
SECTION 5.3        Execution and Delivery of Trust Securities Certificates............................21
SECTION 5.4        Book-Entry Capital Securities Certificates.........................................22
SECTION 5.5        Registration of Transfer and Exchange Generally; Certain
                   Transfers and Exchanges; Capital Securities Certificates...........................23
SECTION 5.6        Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.................25
SECTION 5.7        Persons Deemed Holders.............................................................25
SECTION 5.8        Access to List of Holders' Names and Addresses.....................................26
SECTION 5.9        Maintenance of Office or Agency....................................................26
SECTION 5.10       Appointment of Paying Agent........................................................26
SECTION 5.11       Ownership of Common Securities by Sponsor..........................................27
SECTION 5.12       Notices to Depositary..............................................................27
SECTION 5.13       Rights of Holders..................................................................27

                                   ARTICLE VI

                        ACTS OF HOLDERS; MEETINGS; VOTING

SECTION 6.1        Limitations on Holder's Voting Rights..............................................29
SECTION 6.2        Notice of Meetings.................................................................30
SECTION 6.3        Meetings of Holders of the Capital Securities......................................30
SECTION 6.4        Voting Rights......................................................................31
SECTION 6.5        Proxies, etc.......................................................................31
SECTION 6.6        Holder Action by Written Consent...................................................31
SECTION 6.7        Record Date for Voting and Other Purposes..........................................31
SECTION 6.8        Acts of Holders....................................................................32

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

SECTION 7.1        Representations and Warranties of the Property Trustee and the Delaware Trustee....33
SECTION 7.2        Representations and Warranties of Sponsor..........................................34

                                  ARTICLE VIII

                     THE ISSUER TRUSTEES; THE ADMINISTRATORS

SECTION 8.1        Certain Duties and Responsibilities................................................34
SECTION 8.2        Certain Notices....................................................................36
SECTION 8.3        Certain Rights of Property Trustee.................................................37
SECTION 8.4        Not Responsible for Recitals or Issuance of Securities.............................38

SECTION 8.5        May Hold Securities................................................................39
SECTION 8.6        Compensation; Indemnity; Fees......................................................39
SECTION 8.7        Corporate Property Trustee Required; Eligibility of Issuer
                   Trustees and Administrators........................................................40
SECTION 8.8        Conflicting Interests..............................................................40
SECTION 8.9        Co-Trustees and Separate Trustee...................................................41
SECTION 8.10       Resignation and Removal of Issuer Trustees; Appointment of Successor...............42
SECTION 8.11       Acceptance of Appointment by Successor.............................................43
SECTION 8.12       Merger, Conversion, Consolidation or Succession to Business........................44
SECTION 8.13       Preferential Collection of Claims Against Sponsor or Issuer Trust..................44
SECTION 8.14       Trustee May File Proofs of Claim...................................................44
SECTION 8.15       Reports by Property Trustee........................................................45
SECTION 8.16       Reports to the Property Trustee....................................................45
SECTION 8.17       Evidence of Compliance with Conditions Precedent...................................45
SECTION 8.18       Number of Issuer Trustees..........................................................46
SECTION 8.19       Delegation of Power................................................................46
SECTION 8.20       Appointment and Removal of Administrators..........................................46

                                   ARTICLE IX

                       TERMINATION, LIQUIDATION AND MERGER

SECTION 9.1        Termination Upon Expiration Date...................................................47
SECTION 9.2        Early Termination..................................................................47
SECTION 9.3        Termination........................................................................47
SECTION 9.4        Liquidation........................................................................47
SECTION 9.5        Mergers, Consolidations, Amalgamations or Replacements of the
                   Issuer Trust.......................................................................49

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

SECTION 10.1       Limitation of Rights of Holders....................................................50
SECTION 10.2       Amendment..........................................................................50
SECTION 10.3       Separability.......................................................................51
SECTION 10.4       Governing Law......................................................................51
SECTION 10.5       Payments Due on Non-Business Day...................................................52
SECTION 10.6       Successors.........................................................................52
SECTION 10.7       Headings...........................................................................52
SECTION 10.8       Reports, Notices and Demands.......................................................52
SECTION 10.9       Agreement Not to Petition..........................................................53
SECTION 10.10      Trust Indenture Act; Conflict with Trust Indenture Act.............................53
SECTION 10.11      Acceptance of Terms of Trust Agreement, Guarantee and Indenture....................54
SECTION 10.12      Counterparts.......................................................................54

SECTION 10.13      Intention of the Parties............................................................54
CERTIFICATE OF TRUST .................................................................................A-1
FORM OF CERTIFICATE DEPOSITORY AGREEMENT .............................................................B-1
FORM OF COMMON SECURITIES CERTIFICATE ................................................................C-1
FORM OF EXPENSE AGREEMENT ............................................................................D-1
FORM OF CAPITAL SECURITIES CERTIFICATE ...............................................................E-1

                                    AGREEMENT

            Amended and Restated Trust Agreement, dated as of ___________, ____, by and among (i) American International Group, Inc., a Delaware corporation (including any successors or assigns, the "Sponsor" or "AIG"), (ii) The Bank of New York, a New York banking corporation, as property trustee, (in such capacity, the "Property Trustee" and, in its separate corporate authority and not in its capacity as Property Trustee, "The Bank of New York"), (iii) The Bank of New York (Delaware), a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee") (the Property Trustee and the Delaware Trustee are referred to collectively herein as the "Issuer Trustees"), (iv) three individuals selected by the holders of the Common Securities (as defined herein) to act as administrators with respect to the Issuer Trust, as hereinafter defined (the "Administrators") and (v) the several Holders, as hereinafter defined.

                              W I T N E S S E T H:

            WHEREAS, the Sponsor and the Issuer Trustees have heretofore duly declared and established a statutory trust under the Delaware Statutory Trust Act pursuant to a certain Trust Agreement, dated as of June 10, 2003 (the "Original Trust Agreement'), and by the execution and filing by the Issuer Trustees with the Secretary of State of the State of Delaware a Certificate of Trust (the "Certificate of Trust") on June 10, 2003, which Certificate of Trust is attached as Exhibit A; and

            WHEREAS, the Sponsor and the Issuer Trustees desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance of the Common Securities by the Issuer Trust to the Sponsor, (ii) the issuance and sale of the Capital Securities by the Issuer Trust pursuant to the Underwriting Agreement, (iii) the acquisition by the Issuer Trust from the Sponsor of all of the right, title and interest in the Junior Subordinated Debentures, and (iv) the appointment of the Administrators.

            NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Holders, hereby amends and restates the Original Trust Agreement in its entirety and agrees, intending to be legally bound, as follows:

                                   ARTICLE I

                                  DEFINED TERMS

      SECTION 1.1 Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (a) The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (b) All other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (c) The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

            (d) Unless the context otherwise requires, any reference to an "Article", "Section" or "Exhibit" refers to an Article, Section or Exhibit, as the case may be, of this Trust Agreement; and

            (e) The words "hereby", "herein", "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

            "ACT" has the meaning specified in Section 6.8.

            "ADDITIONAL AMOUNT" means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, the amount of Additional Interest (as defined in the Indenture) paid by the Sponsor on a Like Amount of Junior Subordinated Debentures for such period.

            "ADDITIONAL INTEREST" has the meaning specified in the Indenture.

            "ADDITIONAL SUMS" has the meaning specified in the Indenture.

            "ADMINISTRATORS" means each Person appointed in accordance with
Section 8.20 solely in such Person's capacity as Administrator of the Issuer Trust heretofore formed and continued hereunder and not in such Person's individual capacity, or any successor Administrator appointed as herein provided; with the initial Administrators being ________________, ________________ and _________________.

            "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "APPLICABLE PROCEDURES" means, with respect to any transfer or transaction involving a Book-Entry Capital Security, the rules and procedures of the Depositary for such Book-Entry Capital Security, in each case to the extent applicable to such transaction and as in effect from time to time.

            "BANKRUPTCY EVENT" means, with respect to any Person:

            (a) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of such Person in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging such Person bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of such Person under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Person or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

            (b) the commencement by such Person of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of such Person in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by such Person in furtherance of any such action.

            "BANKRUPTCY LAWS" has the meaning specified in Section 10.9.

            "BOOK-ENTRY CAPITAL SECURITIES CERTIFICATE" means a Capital Securities Certificate evidencing ownership of Book-Entry Capital Securities.

            "BOOK-ENTRY CAPITAL SECURITY" means a Capital Security, the ownership and transfers of which shall be made through book entries by a Depositary as described in Section 5.4.

            "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

            "CAPITAL SECURITIES CERTIFICATE" means a certificate evidencing ownership of Capital Securities, substantially in the form attached as Exhibit E.

            "CAPITAL SECURITY" means a preferred undivided beneficial interest in the assets of the Issuer Trust, having a Liquidation Amount of $25 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

            "CERTIFICATE DEPOSITORY AGREEMENT" means the agreement among the Issuer Trust, the Sponsor and DTC, as the initial Depositary, dated as of the Closing Date, substantially in the form attached as Exhibit B, as the same may be amended and supplemented from time to time.

            "CERTIFICATE OF TRUST" has the meaning specified in the recitals to this Trust Agreement.

            "CLOSING DATE" means the first Time of Delivery.

            "CODE" means the Internal Revenue Code of 1986, as amended.

            "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "COMMON SECURITIES CERTIFICATE" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

            "COMMON SECURITIES SUBSCRIPTION AGREEMENT" means the common securities subscription agreement between the Issuer Trust and the Sponsor dated______.

            "COMMON SECURITY" means a common undivided beneficial interest in the assets of the Issuer Trust, having a Liquidation Amount of $25 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

            "CORPORATE TRUST OFFICE" means (i) when used with respect to the Property Trustee, the principal office of the Property Trustee located in New York, which at the time of the execution of this Trust Agreement is located at 101 Barclay Street, New York, New York 10286; Attention: Corporate Trust Administration, and (ii) when used with respect to the Debt Securities Trustee, the principal office of the Debt Securities Trustee located in the City of New York, which at the time of the execution of this Trust Agreement is located at 101 Barclay Street, Floor 21 West, New York, New York 10286; Attention:
Corporate Trust Administration.

            "DEBENTURE EVENT OF DEFAULT" means an "Event of Default" as defined in the Indenture.

            "DEBENTURE REDEMPTION DATE" means, with respect to any Junior Subordinated Debentures to be redeemed under the Indenture, the date fixed for redemption of such Junior Subordinated Debentures under the Indenture.

            "DEBT SECURITIES TRUSTEE" means The Bank of New York, a New York banking corporation, as Trustee under the Indenture and any successor thereto.

            "DEFINITIVE CAPITAL SECURITIES CERTIFICATES" means either or both (as the context requires) of (i) Capital Securities Certificates issued as Book-Entry Capital Securities Certificates as provided in Section 5.2 or 5.4, and (ii) Capital Securities Certificates issued in certificated, fully registered form as provided in Section 5.2, 5.4 or 5.5.

            "DELAWARE STATUTORY TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801, et seq., as it may be amended from time to time.

            "DELAWARE TRUSTEE" means the Person identified as the "Delaware Trustee" in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Issuer Trust heretofore formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware Trustee appointed as herein provided.

            "DEPOSITARY" means, with respect to Book-Entry Capital Securities, any Person that is designated to act as Depositary. DTC shall be the initial Depositary.

            "DEPOSITARY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

            "DIRECT ACTION" has the meaning specified in Section 5.13(c).

            "DISTRIBUTION DATE" has the meaning specified in Section 4.1(a).

            "DISTRIBUTIONS" means amounts payable in respect of the Trust Securities as provided in Section 4.1.

            "DTC" means The Depository Trust Company.

            "EARLY TERMINATION EVENT" has the meaning specified in Section 9.2.

            "EVENT OF DEFAULT" means any one of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) the occurrence of a Debenture Event of Default; or

            (b) default by the Issuer Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

            (c) default by the Issuer Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable and continuance of such default for a period of five days; or

            (d) the occurrence of any Bankruptcy Event with respect to all or substantially all of the property of the Property Trustee if a successor Property Trustee has not been appointed within a period of 90 days thereof.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and any successor statute thereto, in each case as amended from time to time.

            "EXPENSE AGREEMENT" means the Agreement as to Expenses and Liabilities, dated as of the Closing Date, between the Sponsor and the Issuer Trust, substantially in the form attached as Exhibit D, as amended from time to time.

            "EXPIRATION DATE" has the meaning specified in Section 9.1.

            "EXTENSION PERIOD" has the meaning specified in Section 4.1(a)(iii).

            "GUARANTEE AGREEMENT" means the Guarantee Agreement, dated as of ____, made for the benefit of the holders of the Capital Securities, as amended from time to time.

            "HOLDER" means a Person in whose name a Trust Security or Trust Securities is or are registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Statutory Trust Act.

            "INDENTURE" means the Junior Subordinated Debt Indenture, dated as of _________, _____, between the Sponsor and the Debt Securities Trustee, as supplemented by the First Supplemental Junior Subordinated Debt Indenture, dated as of ______________, _________ (and as may be further modified, amended or supplemented from time to time) relating to the issuance of the Junior Subordinated Debentures.

            "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940 or any successor statute thereto, in each case, as amended from time to time.

            "ISSUER TRUST" means AIG Capital Trust ( ).

            "ISSUER TRUSTEES" has the meaning specified in the preamble to this Trust Agreement.

            "JUNIOR SUBORDINATED DEBENTURES" means $ _________ aggregate principal amount of the Sponsor's [__%] Junior Subordinated Debentures Due _________ issued pursuant to the Indenture.

            "JUNIOR SUBORDINATED DEBENTURE SUBSCRIPTION AGREEMENT" means the junior subordinated debenture subscription agreement between the Issuer Trust and the Sponsor dated ___________,_________.

            "LIEN" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

            "LIKE AMOUNT" means (a) with respect to a redemption of any Trust Securities, Trust Securities having a Liquidation Amount equal to that portion of the principal amount of Junior Subordinated Debentures to be contemporaneously redeemed in accordance with the Indenture, the proceeds of which will be used to pay the Redemption Price of such Trust Securities and (b) with respect to a distribution of Junior Subordinated Debentures to Holders of Trust Securities in connection with a dissolution, liquidation, or winding up of the Issuer Trust, Junior Subordinated Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Junior Subordinated Debentures are distributed.

            "LIQUIDATION AMOUNT" means the stated amount of $25 per Trust Security.

            "LIQUIDATION DATE" means the date of the dissolution, liquidation, winding-up or termination of the Issuer Trust pursuant to Section 9.4.

            "LIQUIDATION DISTRIBUTION" has the meaning specified in Section 9.4(d).

            "MAJORITY IN LIQUIDATION AMOUNT OF THE CAPITAL SECURITIES" means Capital Securities representing 50% or more of the Liquidation Amount of all then Outstanding Capital Securities.

             "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Sponsor, and delivered to the Property Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

            (a) a statement by each officer signing the Officers' Certificate that such officer has read the covenant or condition and the definitions relating thereto;

            (b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officers' Certificate;

            (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

            "OPINION OF COUNSEL" means a written opinion of counsel who may be counsel for or an officer or employee of the Sponsor or any Affiliate of the Sponsor and who shall be acceptable to the Administrators.

            "ORIGINAL TRUST AGREEMENT" has the meaning specified in the preamble to this Trust Agreement.

            "OUTSTANDING," when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Trust Agreement, except:

            (a) Trust Securities theretofore canceled by the Property Trustee or delivered to the Property Trustee for cancellation;

            (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent; provided, that if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

            (c) Trust Securities that have been paid or in exchange for or in lieu of which other Trust Securities have been executed and delivered pursuant to Sections 5.4, 5.5, 5.6 and 5.11;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Capital Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Capital Securities owned by the Sponsor, any Administrator or any Affiliate of the Sponsor shall be disregarded and deemed not to be Outstanding. In determining whether an Issuer Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Capital Securities that such Issuer Trustee knows to be so owned shall be so disregarded. The foregoing shall not apply at any time when all of the outstanding Capital Securities are owned by the Sponsor, one or more of the Administrators and/or any such Affiliate. Capital Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrators the pledgee's right so to act with respect to such Capital Securities and that the pledgee is not the Sponsor or any Affiliate of the Sponsor.

            "OWNER" means each Person who is the beneficial owner of Book-Entry Capital Securities as reflected in the records of the Depositary or Depositary Participant (in accordance with the rules of such Depositary).

            "PAYING AGENT" means any paying agent or co-paying agent appointed pursuant to Section 5.10 and shall initially be the Property Trustee.

            "PAYMENT ACCOUNT" means a segregated non-interest-bearing corporate trust account maintained by or on behalf of the Property Trustee for the benefit of the Holders in which all amounts paid in respect of the Junior Subordinated Debentures will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Holders in accordance with Sections 4.1 and 4.2.

            "PERSON" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "PROPERTY TRUSTEE" means the Person identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Issuer Trust heretofore formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Property Trustee appointed as herein provided.

            "REDEMPTION DATE" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Debenture Redemption Date and the stated maturity of the Junior Subordinated Debentures shall be a Redemption Date and the stated maturity for a Like Amount of Trust Securities.

            "REDEMPTION PRICE" means, with respect to any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions to the Redemption Date, plus the related amount of the premium, if any, paid by the Sponsor upon the concurrent redemption of a Like Amount of Junior Subordinated Debentures.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, and any successor statute thereto, in each case as amended from time to time.

            "SECURITIES REGISTER" and "SECURITIES REGISTRAR" have the respective meanings specified in Section 5.5.

            "SPONSOR" has the meaning specified in the preamble to this Trust Agreement.

            "SUCCESSOR CAPITAL SECURITIES" has the meaning specified in Section 9.5.

            "TIME OF DELIVERY" has the meaning specified in the Underwriting Agreement.

            "TRUST AGREEMENT" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including (i) all Exhibits hereto and (ii) for all purposes of this Amended and Restated Trust

Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Amended and Restated Trust Agreement and any such modification, amendment or supplement, respectively.

            "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

            "TRUST PROPERTY" means (a) the Junior Subordinated Debentures, (b) any cash on deposit in, or owing to, the Payment Account, and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Trust Agreement.

            "TRUST SECURITIES CERTIFICATE" means any one of the Common Securities Certificates or the Capital Securities Certificates.

            "TRUST SECURITY" means any one of the Common Securities or the Capital Securities.

            "UNDERWRITERS" has the meaning specified in the Underwriting Agreement.

            "UNDERWRITING AGREEMENT" means the Underwriting Agreement, dated as of _________, _____, among the Issuer Trust, the Sponsor and the Underwriters, as the same may be amended from time to time.

                                   ARTICLE II

                        CONTINUATION OF THE ISSUER TRUST

      SECTION 2.1 Name.

            The trust established under the Original Trust Agreement and continued hereby shall be known as "AIG Capital Trust ( )", as such name may be modified from time to time by the Administrators following written notice to the Holders of Trust Securities and the Issuer Trustees, in which name the Administrators and the Issuer Trustees may engage in the transactions contemplated hereby, conduct the business of the Issuer Trust, make and execute contracts and other instruments on behalf of the Issuer Trust and sue and be sued.

      SECTION 2.2. Office of the Delaware Trustee; Principal Place of Business.

            The address of the Delaware Trustee in the State of Delaware is White Clay Center, Route 273, Newark, DE 19711, Attention: Corporate Trust Administration, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Holders, the Property Trustee, the Administrators and the Sponsor. The principal executive office of the Issuer Trust is in care of American International Group, Inc., 70 Pine Street, New York, NY 10270 Attention: Secretary.

      SECTION 2.3 Initial Contribution of Trust Property; Organizational
Expenses.

            The Property Trustee acknowledges receipt in trust from the Sponsor in connection with the Original Trust Agreement of the sum of $10, which constituted the initial Trust Property. The Sponsor shall pay all organizational expenses of the Issuer Trust as they arise or shall, upon request of any Issuer Trustee or Administrator, promptly reimburse such Issuer Trustee or Administrator for any such expenses paid by such Issuer Trustee or Administrator. The Sponsor shall make no claim upon the Trust Property for the payment of such expenses.

      SECTION 2.4 Issuance of the Capital Securities.

            The Sponsor, both on its own behalf and on behalf of the Issuer Trust pursuant to the Original Trust Agreement, executed and delivered the Underwriting Agreement. Contemporaneously with the execution and delivery of this Trust Agreement, an Administrator, on behalf of the Issuer Trust, shall execute, manually or by facsimile, in accordance with Sections 5.3 and 8.9(a) and the Property Trustee shall authenticate in accordance with Sections 5.3 and 8.9(a) and deliver to the Underwriters, Capital Securities Certificates, registered in the names requested by the Underwriters, in an aggregate amount of [__] Capital Securities having an aggregate Liquidation Amount of $[__] against receipt by the Property Trustee of the aggregate purchase price of such Capital Securities of $[__].

            If the Underwriters exercise their option, if any, to purchase additional Capital Securities pursuant to the terms of the Underwriting Agreement, then an Administrator, on behalf of the Issuer Trust, shall execute, manually or by facsimile, in accordance with Sections 5.3 and 8.9(a) and the Property Trustee shall authenticate in accordance with Section 5.3 and 8.9(a) and deliver to the Underwriters, additional Capital Securities Certificates, registered in the names requested by the Underwriters, in an aggregate amount of up to [__] additional Capital Securities having an aggregate Liquidation Amount of up to $[__], against receipt by the Property Trustee of the aggregate purchase price of such additional Capital Securities of up to $[__].

      SECTION 2.5 Issuance of the Common Securities; Subscription and Purchase of Junior Subordinated Debentures.

            Contemporaneously with the execution and delivery of this Trust Agreement, an Administrator, on behalf of the Issuer Trust, shall execute or cause to be executed in accordance with Sections 5.3 and 8.9(a) and the Property Trustee shall deliver to the Sponsor Common Securities Certificates, registered in the name of the Sponsor, in an aggregate amount of [__] Common Securities having an aggregate Liquidation Amount of $[__] against receipt of the aggregate purchase price of such Common Securities of $[__] by the Property Trustee. Contemporaneously therewith, an Administrator, on behalf of the Issuer Trust, shall subscribe for and purchase from the Sponsor the Junior Subordinated Debentures, registered in the name of the Property Trustee on behalf of Issuer Trust and having an aggregate principal amount equal to $[__] and, in satisfaction of the purchase price for such Junior Subordinated Debentures, the Property Trustee, on behalf of the Issuer Trust, shall deliver to the Sponsor the sum of $[__] (being the sum of the amounts delivered to the Property Trustee pursuant to (i) the second sentence of Section 2.4, and (ii) the first sentence of the second paragraph of this Section 2.5) and receive on behalf of the Issuer Trust such Junior Subordinated Debentures.

            If the Underwriters exercise their option, if any, to purchase additional Capital Securities pursuant to the terms of the Underwriting Agreement, then an Administrator, on behalf of the Issuer Trust, shall execute or cause to be executed in accordance with Sections 5.3 and 8.9(a) and deliver to the Sponsor, additional Common Securities Certificates, registered in the name of the Sponsor, in an aggregate amount of up to [__] additional Common Securities having an aggregate Liquidation Amount of up to $[__] against receipt by the Property Trustee of the aggregate purchase price of up to $[__]. Contemporaneously therewith, an Administrator, on behalf of the Issuer Trust, shall subscribe for and purchase from the Sponsor the Junior Subordinated Debentures, registered in the name of the Property Trustee on behalf of Issuer Trust and having an aggregate principal amount of up to $[__] and, in satisfaction of the purchase price for such Junior Subordinated Debentures, the Property Trustee, on behalf of the Issuer Trust, shall deliver to the Sponsor an aggregate amount equal to the sum of the amounts delivered to the Property Trustee pursuant to (i) the second paragraph of Section 2.4, and (ii) the first sentence of this Section 2.5, and receive on behalf of the Issuer Trust such Junior Subordinated Debentures.

      SECTION 2.6 Continuation of Trust.

            The exclusive purposes and functions of the Issuer Trust are to (a) issue and sell Trust Securities and use the proceeds from such sale to acquire the Junior Subordinated Debentures, and (b) engage in only those other activities necessary or incidental thereto, including, without limitation, the execution and delivery of the Expense Agreement, the Common Securities Subscription Agreement and the Junior Subordinated Debenture Subscription Agreement. The Sponsor hereby reaffirms the appointment of the Delaware Trustee and the Property Trustee as trustees of the Issuer Trust, to have all the rights, powers and duties to the extent set forth herein, and the Issuer Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Issuer Trust and the Holders. The Sponsor hereby appoints the Administrators, with such Administrators having all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing, the purposes of the Issuer Trust, and the Administrators hereby accept such appointment, provided, however, that it is the intent of the parties hereto that such Administrators shall not be trustees with respect to the Issuer Trust and this Trust Agreement shall be construed in a manner consistent with such intent. The Property Trustee shall have the right and power to perform those duties assigned to the Administrators. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrators set forth herein. The Delaware Trustee shall be one of the trustees of the Issuer Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Statutory Trust Act and for taking such actions as are required to be taken by a Delaware trustee under the Delaware Statutory Trust Act.

      SECTION 2.7 Authorization to Enter Into Certain Transactions.

            (a) The Issuer Trustees and the Administrators shall conduct the affairs of the Issuer Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section 2.7, and in accordance with the following provisions (i) and (ii), the Issuer Trustees and the Administrators shall have the authority to enter into all transactions and agreements determined by the Issuer Trustees and the Administrators, respectively, to be appropriate in exercising the authority, express or implied, otherwise granted to the Issuer Trustees and the Administrators, respectively, under this Trust Agreement, and to perform all acts in furtherance thereof, including, without limitation, the following:

                  (i) Each Administrator, acting singly or jointly, is
            authorized, on behalf of the Issuer Trust, to:

                        (A) comply with the Underwriting Agreement regarding the
                  issuance and sale of the Capital Securities;

                        (B) assist in compliance with the Securities Act,
                  applicable state securities or blue sky laws, and the Trust Indenture Act;

                        (C) assist in the listing of the Capital Securities upon
                  such securities exchange or exchanges as shall be determined by the Sponsor, in its sole discretion, with the registration of the Capital Securities under the Exchange Act, if required, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                        (D) execute the Trust Securities on behalf of the Issuer
                  Trust in accordance with this Trust Agreement;

                        (E) execute and deliver closing certificates, if any,
                  and an application for a taxpayer identification number for the Issuer Trust;

                        (F) execute on behalf of the Issuer Trust any documents
                  that the Administrators have the power to execute pursuant to this Trust Agreement, including without limitation a Junior Subordinated Debenture Subscription Agreement, a Common Securities Subscription Agreement, a Certificate Depositary Agreement and an Expense Agreement, all by and between the Issuer Trust and the Sponsor;

                        (G) execute and file with the Commission, at such time
                  as determined by the Sponsor, any registration statement, including amendments thereto; and

                        (H) take any action incidental to the foregoing as
                  necessary or advisable to give effect to the terms of this Trust Agreement (and any actions taken in furtherance of the above prior to the date of this Trust Agreement by the Administrators are hereby ratified and confirmed in all respects).

                  (ii) The Property Trustee shall have the power and authority to act on behalf of the Issuer Trust with respect to the following matters:

                        (A) the establishment of the Payment Account;

                        (B) the receipt of the Junior Subordinated Debentures;

                        (C) the receipt and collection of interest, principal
                  and any other payments made in respect of the Junior Subordinated Debentures and the holding of such amounts in the Payment Account;

                        (D) the distribution through any Paying Agent of amounts
                  owed to the Holders in respect of the Trust Securities;

                        (E) the exercise of all of the rights, powers and
                  privileges of a holder of the Junior Subordinated Debentures;

                        (F) the sending of notices of default and other
                  information regarding the Trust Securities and the Junior Subordinated Debentures to the Holders in accordance with this Trust Agreement and the Indenture;

                        (G) the distribution of the Trust Property in accordance
                  with the terms of this Trust Agreement;

                        (H) to the extent provided in this Trust Agreement, the
                  winding up of the affairs of and liquidation of the Issuer Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                        (I) perform the duties of the Property Trustee set forth
                  in this Trust Agreement; and

                        (J) after an Event of Default (other than under
                  paragraph (d) of the definition of such term if such Event of Default is by or with respect to the Property Trustee), comply with the provisions of this Trust Agreement and take any action to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder); and provided, however, that nothing in this Section 2.7(a) (ii) shall require the Property Trustee to take any action that is not otherwise required in this Trust Agreement.

            (b) So long as this Trust Agreement remains in effect, the Issuer Trust (or the Issuer Trustees or Administrators acting on behalf of the Issuer Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, (x) the Issuer Trustees and (y) the Administrators shall not and shall not cause the Issuer Trust to (i) acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) take any action that would reasonably be expected to cause the Issuer Trust to become taxable as a corporation for United States federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt, or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Property Trustee shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Issuer Trust or the Holders in their capacity as Holders.

            (c) In connection with the issue and sale of the Capital Securities, the Sponsor shall have the right and responsibility to assist the Issuer Trust with respect to, or effect on behalf of the Issuer Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

                  (i) the preparation and filing by the Issuer Trust with the
            Commission and the execution on behalf of the Issuer Trust of a registration statement on the appropriate form and a prospectus in relation to the Capital Securities, including any amendments or supplements thereto and the taking of any action necessary or desirable to sell the Capital Securities in a transaction or a series of transactions pursuant thereto;

                  (ii) the determination of the States in which to take
            appropriate action to qualify or register for sale all or part of the Capital Securities and the taking of any and all actions necessary, desirable or appropriate in connection therewith, other than actions that must be taken by or on behalf of the Issuer Trust, and advice to the Issuer Trustees of actions that they must take on behalf of the Issuer Trust, and the preparation for execution and filing of any documents to be executed and filed by the Issuer Trust or on behalf of the Issuer Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States in connection with the sale of the Capital Securities;

                  (iii) the preparation for filing by the Issuer Trust and
            execution on behalf of the Issuer Trust of an application to the New York Stock Exchange, or any other national stock exchange or Nasdaq for listing if, in its sole discretion, it decides to list the Capital Securities;

                  (iv) the negotiation of the terms of, and the execution and delivery of, the Underwriting Agreement providing for the sale of the Capital Securities;

                  (v) compliance with the listing requirements of the Capital
            Securities upon such securities exchange or exchanges or Nasdaq as shall be determined by the Sponsor, in its sole discretion, the registration of the Capital Securities under the Exchange Act, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing; and

                  (vi) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

            (d) Notwithstanding anything herein to the contrary, the Administrators and the Issuer Trustees are authorized and directed to conduct the affairs of the Issuer Trust and to operate the Issuer Trust so that the Issuer Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act, and will not be taxable as a corporation for United States federal income tax purposes and so that the Junior Subordinated Debentures will be treated as indebtedness of the Sponsor for United States federal income tax purposes. In this connection, the Administrators, the Property Trustee and the Holder of Common Securities are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that the Administrators, the Property Trustee or Holder of Common Securities determine in their discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of the Outstanding Capital Securities. In no event shall the Administrators or the Issuer Trustees be liable to the Issuer Trust or the Holders for any failure to comply with this section that results from a change in law or regulation or in the interpretation thereof.

      SECTION 2.8 Assets of Trust.

            The assets of the Issuer Trust shall consist solely of the Trust Property.

      SECTION 2.9 Title to Trust Property.

            Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee in trust for the benefit of the Issuer Trust and the Holders in accordance with this Trust Agreement. The Holders shall not have legal title to any part of the Trust Property, but shall have an undivided beneficial interest in the Trust Property.

                                  ARTICLE III

                                 PAYMENT ACCOUNT

      SECTION 3.1 Payment Account.

            (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and its agents shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Holders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

            (b) The Property Trustee shall deposit (or cause to be deposited) in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Junior Subordinated Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   ARTICLE IV

                            DISTRIBUTIONS; REDEMPTION

      SECTION 4.1 Distributions.

            (a) The Trust Securities represent undivided beneficial interests in the Trust Property, and Distributions (including any Additional Amounts) will be made on the Trust Securities at the rate and on the dates that payments of interest (including any Additional Interest, as defined in the Indenture) are made on the Junior Subordinated Debentures. Accordingly:

                  (i) Distributions on the Trust Securities shall be cumulative and will accumulate whether or not there are funds of the Issuer Trust available for the payment of Distributions. Distributions shall accumulate from __________, _____, and, except in the event (and to the extent) that the Sponsor exercises its right to defer the payment of interest on the Junior Subordinated Debentures pursuant to the Indenture, shall be payable in arrears on ___________ of each year, commencing on __________, _____. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, the payment of such Distribution shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date on which such payment was originally payable (each date on which Distributions are payable in accordance with this Section 4.1(a), a "Distribution Date").

                  (ii) The Trust Securities shall be entitled to Distributions payable at a rate of _____% per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any period less than a full Distribution period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in a partial month in a period. Distributions payable for each full Distribution period will be computed by dividing the rate per annum by _____. The amount of Distributions payable for any period shall include any Additional Amounts in respect of such period.

                  (iii) So long as no Debenture Event of Default with respect to the Junior Subordinated Debentures under Section 501(1) or 501(2) of the Indenture has occurred and is continuing, the Sponsor has the right under the Indenture to defer the payment of interest on the Junior Subordinated Debentures at any time and from time to time for a period not exceeding ___ consecutive quarterly periods (an "Extension Period"), provided that no Extension Period may extend beyond the stated maturity of the Junior Subordinated Debentures (as such stated maturity may be shortened in accordance with the terms of the Indenture). As a consequence of any such deferral, quarterly Distributions on the Trust Securities by the Issuer Trust will also be deferred and the amount of Distributions to which Holders of the Trust Securities are entitled will accumulate additional Distributions thereon at the rate of ______% per annum, compounded ________ from the most recent Distribution payment date on which Distributions were paid, computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. Additional Distributions payable for each full Distribution period will be computed by dividing the rate per annum by _____. The term "Distributions" as used in Section 4.1 shall include any such additional Distributions provided pursuant to this
            Section 4.1(a)(iii); and

                  (iv) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Issuer Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

            (b) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities at the close of business on the relevant record date, which shall be at the close of business on the 15th day (whether or not a Business Day) of the month next preceding the relevant Distribution Date, whether or not a Business Day.

      SECTION 4.2 Redemption.

            (a) On each Debenture Redemption Date and on the stated maturity of the Junior Subordinated Debentures, the Issuer Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

            (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall state:

                  (i) the Redemption Date;

                  (ii) the Redemption Price, or if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the estimate of the Redemption Price provided pursuant to the Indenture together with a statement that it is an estimate and that the actual Redemption Price will be calculated on the third Business Day prior to the Redemption Date (and if an estimate is provided, a further notice shall be sent of the actual Redemption Price on the date, or as soon as practicable thereafter, that notice of such actual Redemption Price is calculated);

                  (iii) the CUSIP number or CUSIP numbers of the Capital
            Securities affected;

                  (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Trust Securities to be redeemed;

                  (v) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accumulate on and after said date, except as provided in Section 4.2(d) below; and

                  (vi) the place or places where Trust Securities are to be
            surrendered for the payment of the Redemption Price.

            The Issuer Trust in issuing the Trust Securities shall use "CUSIP" numbers, and the Property Trustee shall indicate the "CUSIP" numbers of the Trust Securities in notices of redemption and related materials as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Trust Securities or as contained in any notice of redemption and related materials.

            (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the applicable proceeds from the contemporaneous redemption of Junior

Subordinated Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Issuer Trust has funds then on hand and legally available in the Payment Account for the payment of such Redemption Price.

            (d) If the Property Trustee gives a notice of redemption in respect of any Capital Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee will, with respect to Book-Entry Capital Securities, irrevocably deposit with the Depositary for such Book-Entry Capital Securities, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give such Depositary irrevocable instructions and authority to pay the Redemption Price to the Holders of the Capital Securities. With respect to Capital Securities that are not Book-Entry Capital Securities, the Property Trustee, subject to Section 4.2(c), will irrevocably deposit with the Paying Agent, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holder of the Capital Securities upon surrender of their Capital Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then, upon the date of such deposit, all rights of Holders holding Trust Securities so called for redemption will cease, except the right of such Holders to receive the Redemption Price and any Distribution payable in respect of the Trust Securities on or prior to the Redemption Date and such Trust Securities will cease to be Outstanding. In the event that any date on which any applicable Redemption Price is payable is not a Business Day, then payment of the applicable Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Issuer Trust or by the Sponsor pursuant to the Guarantee Agreement, Distributions on such Trust Securities will continue to accumulate, as set forth in Section 4.1, from the Redemption Date originally established by the Issuer Trust for such Trust Securities to the date such applicable Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the applicable Redemption Price.

            (e) Subject to Section 4.3(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of such Trust Securities to be redeemed shall be allocated pro rata to the Common Securities and the Capital Securities based on the relative Liquidation Amounts of such classes. The particular Capital Securities to be redeemed shall be selected on a pro rata basis based on their respective Liquidation Amounts not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Capital Securities not previously called for redemption, or if the Capital Securities are then held in the form of a Book-Entry Capital Security in accordance with the Applicable Procedures. The Property Trustee shall promptly notify the Securities Registrar in writing of the Capital Securities selected for redemption and, in the case of any Capital Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Capital Securities shall relate, in the case of any Capital Securities redeemed or to be redeemed only in part, to the portion of the aggregate Liquidation Amount of Capital Securities that has been or is to be redeemed.

      SECTION 4.3 Subordination of Common Securities.

            (a) Payment of Distributions (including Additional Amounts, if applicable) on, the Redemption Price of, and the Liquidation Distribution in respect of, the Trust Securities, as applicable, shall be made pro rata among the Common Securities and the Capital Securities based on the Liquidation Amount of such Trust Securities; provided, however, that if on any Distribution Date, Liquidation Date or Redemption Date an Event of Default resulting from a Debenture Event of Default specified in Section 501(1) or 501(2) of the Indenture shall have occurred and be continuing, no payment of any Distribution (including any Additional Amounts) on, Redemption Price of, or Liquidation Distribution in respect of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full of all accumulated and unpaid Distributions (including any Additional Amounts) on all Outstanding Capital Securities for all Distribution periods terminating on or prior thereto, or, in the case of payment of the Redemption Price, the full amount of such Redemption Price on all Outstanding Capital Securities then called for redemption, or in the case of payment of the Liquidation Distribution the full amount of such Liquidation Distribution on all Outstanding Capital Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full of all Distributions (including any Additional Amounts) on, the Redemption Price of, or the Liquidation Distribution in respect of Capital Securities then due and payable. The existence of an Event of Default does not entitle the Holders of Capital Securities to accelerate the maturity thereof.

            (b) In the case of an Event of Default resulting from a Debenture Event of Default specified in Section 501(1) or 501(2) of the Indenture that has occurred and is continuing, the Holders of the Common Securities shall have no right to act with respect to such Event of Default under this Trust Agreement until the effects of all such Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated. Until such Events of Default under this Trust Agreement with respect to the Capital Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Capital Securities and not on behalf of the Holder of the Common Securities, and only the Holders of the Capital Securities will have the right to direct the Property Trustee to act on their behalf.

      SECTION 4.4 Payment Procedures.

            Payments of Distributions (including any Additional Amounts) in respect of the Capital Securities shall be made by check mailed to the address of the Holder entitled thereto as such address shall appear on the Securities Register or, if the Capital Securities are held by a Depositary, such Distributions shall be made to the Depositary, as provided in the Certificate Depository Agreement. If the Capital Securities are not held by a Depositary, payments of Distributions to Holders of $1,000,000 or more in aggregate Liquidation Amount of Capital Securities may be made by wire transfer of immediately available funds upon written request of such Holder to the Securities Registrar not less than 15 calendar days prior to the date on which the Distribution is payable. Any such request shall be deemed to be effective until otherwise modified or rescinded in writing to the Securities Registrar. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

      SECTION 4.5 Tax Returns and Reports.

            The Administrators shall prepare (or cause to be prepared), at the Sponsor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Issuer Trust. In this regard, the Administrators shall (a) prepare and file (or cause to be prepared and filed) all Internal Revenue Service forms required to be filed in respect of the Issuer Trust in each taxable year of the Issuer Trust, and (b) prepare and furnish (or cause to be prepared and furnished) to each Holder all Internal Revenue Service forms required to be provided by the Issuer Trust. The Administrators shall provide the Sponsor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Issuer Trustees shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Holders under the Trust Securities.

      SECTION 4.6 Payment of Taxes, Duties, Etc. of the Issuer Trust.

            Upon receipt under the Junior Subordinated Debentures of Additional Sums, the Property Trustee shall promptly pay, or cause the Administrators to pay in connection with the filing of any tax returns or reports pursuant to
Section 4.5, any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Issuer Trust by the United States or any other taxing authority, which were included in such Additional Sums.

      SECTION 4.7 Payments under Indenture or Pursuant to Direct Actions.

            Any amount payable hereunder to any Holder of Capital Securities shall be reduced by the amount of any corresponding payment such Holder has directly received pursuant to Section 508 of the Indenture or Section 5.13 of this Trust Agreement.

      SECTION 4.8 Liability of the Holder of the Common Securities.

            As permitted under the Delaware Statutory Trust Act, the Holder of the Common Securities shall be liable for the debts and obligations of the Issuer Trust as set forth in the Expense Agreement.

                                   ARTICLE V

                          TRUST SECURITIES CERTIFICATES

      SECTION 5.1 Initial Ownership.

            Upon the creation of the Issuer Trust and the contribution by the Sponsor pursuant to Section 2.3 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are Outstanding, the Sponsor shall be the sole beneficial owner of the Issuer Trust.

      SECTION 5.2 The Trust Securities Certificates.

            (a) The Trust Securities Certificates shall be issued in minimum denominations of $25 Liquidation Amount and integral multiples of $25 in excess thereof, and shall be executed on behalf of the Issuer Trust by manual or facsimile signature of at least one Administrator. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Issuer Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Holder, and shall be entitled to the rights and subject to the obligations of a Holder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.5. A transferee shall have no rights of a Holder until such registration is made.

            (b) Upon their original issuance, Capital Securities Certificates shall be issued in the form of one or more Book-Entry Capital Securities Certificates registered in the name of DTC, as Depositary, or its nominee, and deposited with DTC or a custodian of DTC for credit by DTC to the respective accounts of the Owners thereof (or such other accounts as they may direct).

            (c) A single Common Securities Certificate representing the Common Securities shall be issued to the Sponsor in the form of a definitive Common Securities Certificate.

      SECTION 5.3 Execution and Delivery of Trust Securities Certificates.

            At the Time of Delivery, and on the date on which the Underwriters exercise their option to purchase additional Capital Securities pursuant to the terms of the Underwriting Agreement, if any, at least one of the Administrators shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.4 and 2.5, to be executed on behalf of the Issuer Trust by manual or facsimile signature and delivered to the Property Trustee and upon such delivery the Property Trustee shall manually authenticate upon the written order of the Sponsor such Trust Securities Certificates and deliver such Trust Securities Certificates upon the written order of the Sponsor, executed by two authorized officers thereof, without further corporate action by the Sponsor, in authorized denominations.

      SECTION 5.4 Book-Entry Capital Securities Certificates.

            (a) Each Book-Entry Capital Securities Certificate issued under this Trust Agreement shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary, or a nominee thereof, or such custodian therefor, and each such Book-Entry Capital Securities Certificate shall constitute a single Capital Securities Certificate for all purposes of this Trust Agreement.

            (b) Notwithstanding any other provision in this Trust Agreement, a Book-Entry Capital Securities Certificate may not be exchanged in whole or in part for Capital Securities Certificates registered, and no transfer of a Book-Entry Capital Securities Certificate in whole or in part may be registered, in the name of any Person other than the Depositary for such Book-Entry Capital Securities Certificate, or a nominee thereof unless (i) such Depositary advises the Issuer Trust in writing that such Depositary is no longer willing or able or permitted under applicable law to properly discharge its responsibilities as Depositary with respect to such Book-Entry Capital Securities Certificates, and the Sponsor is unable to locate a qualified successor within 90 days after receiving such notice or becoming aware that the Depositary is no longer so registered, (ii) the Issuer Trust at its option determines that a Book-Entry Capital Securities Certificate shall be so exchangeable or that it elects to terminate the book-entry system through the Depositary, or (iii) there shall have occurred and be continuing a Debenture Event of Default.

            (c) If any Book-Entry Capital Securities Certificate is to be exchanged for other Capital Securities Certificates or cancelled in part, or if any Capital Securities Certificate is to be exchanged in whole or in part for Book-Entry Capital Securities represented by a Book-Entry Capital Securities Certificate, then either (i) such Book-Entry Capital Securities Certificate shall be so surrendered for exchange or cancellation as provided in this Article V or (ii) the aggregate Liquidation Amount represented by such Book-Entry Capital Securities Certificate shall be reduced or increased by an amount equal to the Liquidation Amount, in minimum denominations of $25 Liquidation Amount as required by Section 5.2, represented by that portion of the Book-Entry Capital Securities Certificate to be so exchanged or cancelled, or equal to the Liquidation Amount represented by such other Capital Securities Certificates to be so exchanged for Book-Entry Capital Securities represented thereby, as the case may be, by means of an appropriate adjustment made on the records of the Securities Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon surrender or adjustment of the Book-Entry Capital Securities Certificates or Certificate by the Depositary, accompanied by registration instructions, an Administrator shall execute and the Property Trustee shall authenticate and deliver the Definitive Capital Securities Certificates issuable in exchange for such Book-Entry Capital Securities (or any portion thereof) in accordance with the instructions of the Depositary. None of the Administrators or the Property Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Capital Securities Certificates, the Issuer Trustee shall recognize the Holders of the Definitive Capital Securities Certificates as Holders.

            (d) Every Capital Securities Certificate executed, authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Book-Entry Capital Securities Certificate or any portion thereof, whether pursuant to this Article V or otherwise, shall be authenticated and delivered in the form of, and shall be, a Book-Entry Capital Securities Certificate, unless such Capital Securities Certificate is registered in the name of a Person other than the Depositary for such Book-Entry Capital Securities Certificate or a nominee thereof.

            (e) The Depositary or its nominee, as the registered owner of a Book-Entry Capital Securities Certificate, shall be considered the Holder of such Book-Entry Capital Securities Certificate for all purposes under this Trust Agreement and the Book-Entry Capital Securities Certificate, and Owners with respect to a Book-Entry Capital Securities Certificate shall hold such interests pursuant to the Applicable Procedures. The Sponsor, Securities Registrar, the Property Trustee and the Administrators shall be entitled to deal with the Depositary for all purposes of this Trust Agreement relating to the Book-Entry Capital Securities Certificates (including the payment of the Liquidation Amount of and Distributions on the Book-Entry Capital Securities represented thereby and the giving of instructions or directions by Owners of Book-Entry Capital Securities represented thereby) as the sole Holder of the Book-Entry Capital Securities represented thereby and shall have no obligations to the Owners thereof. None of the Sponsor, Property Trustee, the Securities Registrar nor the Administrators shall have any liability in respect of any transfers effected or not effected or payments made or not made by the Depositary.

            (f) The rights of the Owners of the Book-Entry Capital Securities shall be exercised only through the Depositary. Pursuant to the Certificate Depository Agreement, unless and until Definitive Capital Securities Certificates are issued pursuant to Section 5.4(b), the initial Depositary will make book-entry transfers among the Depositary Participants and receive and transmit payments on the Capital Securities to such Depositary Participants, and none of the Sponsor, the Administrators or the Issuer Trustees shall have any responsibility or obligation with respect thereto.

      SECTION 5.5 Registration of Transfer and Exchange Generally; Certain Transfers and Exchanges; Capital Securities Certificates.

            (a) The Property Trustee shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.9, a register or registers (the "Securities Register") for the purpose of registering Trust Securities Certificates and transfers and exchanges of Trust Securities Certificates in which the registrar and transfer agent with respect to the Trust Securities (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Capital Securities Certificates and Common Securities Certificates (subject to Section 5.11 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Capital Securities Certificates as herein provided. The Property Trustee is hereby appointed Securities Registrar for the purpose of registering Capital Securities Certificates and transfers and exchanges as provided herein.

            Upon surrender for registration of transfer of any Capital Securities Certificate at the office or agency of the Property Trustee maintained pursuant to Section 5.9, an Administrator shall execute and deliver to the Property Trustee, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Capital Securities Certificates in authorized denominations of a like aggregate Liquidation Amount and bearing such legends as may be required by this Trust Agreement.

            All Capital Securities issued upon any transfer or exchange of Capital Securities shall be the valid obligations of the Issuer Trust, evidencing the same debt, and entitled to the same benefits under this Trust Agreement, as the Capital Securities surrendered upon such transfer or exchange.

            Every Capital Security presented or surrendered for registration of transfer or exchange shall (if so required by the Property Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to an Administrator and the Securities Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing. Each Capital Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Property Trustee in accordance with customary practice.

            No service charge shall be made to a Holder for any transfer or exchange of Capital Securities, but the Property Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Capital Securities.

            The Securities Registrar shall not be required, pursuant to the provisions of this Section, (i) to issue, register the transfer of or exchange any Capital Security during a period beginning at the opening of business 15 days before the day of selection for redemption of Capital Securities pursuant to Article IV and ending at the close of business on the day of mailing of the notice of redemption, or (ii) to register the transfer of or exchange any Capital Security so selected for redemption in whole or in part, except, in the case of any such Capital Security to be redeemed in part, any portion thereof not to be redeemed.

            (b) Notwithstanding any other provision of this Trust Agreement, transfers and exchanges of Capital Securities Certificates and beneficial interests in a Book-Entry Capital Securities Certificate of the kinds specified in this Section 5.5(b) shall be made only in accordance with this Section 5.5(b).

                  (i) Non-Book-Entry Capital Securities Certificate to
            Book-Entry Capital Securities Certificate. If the Holder of a Capital Securities Certificate (other than a Book-Entry Capital Securities Certificate) wishes at any time to transfer all or any portion of such Capital Securities Certificate to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Book-Entry Capital Securities Certificate, such transfer may be effected only in accordance with the provisions of this Clause
            (b)(i) and subject to the Applicable Procedures. Upon receipt by the Securities Registrar of (A) such Capital Securities Certificate as provided in Section 5.5(a) and instructions satisfactory to the Securities Registrar directing that a beneficial interest in the Book-Entry Capital Securities Certificate of a specified number of Capital Securities not greater than the number of Capital Securities represented by such Capital Securities Certificate be credited to a specified Depositary Participant's account, then the Securities Registrar shall cancel such Capital Securities Certificate (and issue a new Capital Securities Certificate in respect of any untransferred portion thereof) as provided in Section 5.5(a) and increase the aggregate Liquidation Amount of the Book-Entry Capital Securities Certificate by the Liquidation Amount represented by such Capital Securities so transferred as provided in Section 5.4(c).

                  (ii) Non-Book-Entry Capital Securities Certificate to
            Non-Book-Entry Capital Securities Certificate. A Capital Securities Certificate that is not a Book-Entry Capital Securities Certificate may be transferred, in whole or in part, to a Person who takes delivery in the form of another Capital Securities Certificate that is not a Book-Entry Capital Securities Certificate only under the circumstances described in Section 5.4(b).

                  (iii) Exchanges between Book-Entry Capital Securities
            Certificate and Non-Book-Entry Capital Securities Certificate. A beneficial interest in a Book-Entry Capital Securities Certificate may be exchanged for a Capital Securities Certificate that is not a Book-Entry Capital Securities Certificate as provided in Section 5.4.

      SECTION 5.6 Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.

            If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrators such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrators, or any one of them, on behalf of the Issuer Trust shall execute and make available for delivery, and the Property Trustee shall authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrators or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith and any other expenses (including the fees and expenses of the Property Trustee) connected therewith. Any Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Issuer Trust corresponding to that evidenced by the mutilated, lost, stolen or destroyed Trust Securities Certificate, as if originally issued, whether or not the mutilated, lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

            In case any such mutilated, destroyed, lost or stolen Trust Securities Certificate has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Trust Securities Certificate, pay such Trust Securities Certificate.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Trust Securities Certificates.

      SECTION 5.7 Persons Deemed Holders.

            The Sponsor, Issuer Trustees, the Administrators and the Securities Registrar shall each treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificates for the purpose of receiving Distributions and for all other purposes whatsoever, and none of the Sponsor, Issuer Trustees, the Administrators or the Securities Registrar shall be bound by any notice to the contrary.

      SECTION 5.8 Access to List of Holders' Names and Addresses.

            Each Holder and each Owner shall be deemed to have agreed not to hold the Sponsor, the Delaware Trustee, the Property Trustee or the Administrators accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

      SECTION 5.9 Maintenance of Office or Agency.

            The Property Trustee shall designate, with the consent of the Administrators, which consent shall not be unreasonably withheld, an office or offices or agency or agencies where Capital Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer Trustees in respect of the Trust Securities Certificates may be served. The Property Trustee initially designates its Corporate Trust Office at 101 Barclay Street, New York, NY 10286, Attention:
Corporate Trust Administration, as its corporate trust office for such purposes. The Property Trustee shall give prompt written notice to the Sponsor, the Administrators and the Holders of any change in the location of the Securities Register or any such office or agency.

      SECTION 5.10 Appointment of Paying Agent.

            The Paying Agent shall make Distributions to Holders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrators. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account solely for the purpose of making the Distributions referred to above. The Administrators may revoke such power and remove any Paying Agent in their sole discretion. The Paying Agent shall initially be the Property Trustee. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrators and the Property Trustee. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Property Trustee shall appoint a successor (which shall be a bank or trust company) that is reasonably acceptable to the Administrators to act as Paying Agent. Such successor Paying Agent or any additional Paying Agent appointed by the Property Trustee shall execute and deliver to the Issuer Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Issuer Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and 8.6 herein shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other Paying Agent appointed hereunder. Any reference in this Trust Agreement to the Paying Agent shall include any co-Paying Agent chosen by the Property Trustee that is acceptable to the Administrators unless the context requires otherwise.

      SECTION 5.11 Ownership of Common Securities by Sponsor.

            At the Time of Delivery, the Sponsor shall acquire and thereafter shall retain beneficial and record ownership of the Common Securities. Neither the Sponsor nor any successor Holder of the Common Securities may transfer the Common Securities except (i) in connection with a consolidation or merger of the Sponsor into another Person or any conveyance, transfer or lease by the Sponsor of its properties and assets substantially as an entirety to any Person, pursuant to Section 801 of the Indenture, or (ii) to an Affiliate of the Sponsor and by any such Affiliate to the Sponsor or to another Affiliate of the Sponsor. To the fullest extent permitted by law, any attempted transfer of the Common Securities, other than as set forth in the immediately preceding sentence, shall be void. The Administrators shall cause each Common Securities Certificate issued to the Sponsor to contain a legend stating substantially "TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO THE SPONSOR OR AN AFFILIATE OF THE SPONSOR IN COMPLIANCE WITH SECTION 5.11 OF THE TRUST AGREEMENT."

      SECTION 5.12 Notices to Depositary.

            To the extent that a notice or other communication to the Holders is required under this Trust Agreement, for so long as Capital Securities are represented by a Book-Entry Capital Securities Certificate, the Administrators and the Issuer Trustees shall give all such notices and communications specified herein to be given to the Depositary, and shall have no obligations to the Owners.

      SECTION 5.13 Rights of Holders.

            (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Holders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Issuer Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Issuer Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights and when issued and delivered to Holders against payment of the purchase price therefor, as provided herein, the Capital Securities will be fully paid and nonassessable by the Issuer Trust. Subject to the provisions of Section 4.8, the Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

            (b) For so long as any Capital Securities remain Outstanding, if, upon a Debenture Event of Default, the Debt Securities Trustee fails or the holders of not less than 25% in principal amount of the outstanding Junior Subordinated Debentures fail to declare the principal of all of the Junior Subordinated Debentures to be immediately due and payable, the Holders of at least 25% in Liquidation Amount of the Capital Securities then Outstanding shall have such right to make such declaration by a notice in writing to the Property Trustee, the Sponsor and the Debt Securities Trustee.

            At any time after such a declaration of acceleration with respect to the Junior Subordinated Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Debt Securities Trustee as provided in the Indenture, if the Property Trustee fails to annul any such declaration and waive such default, the Holders of at least a Majority in Liquidation Amount of the Capital Securities, by written notice to the Property Trustee, the Sponsor and the Debt Securities Trustee, may rescind and annul such declaration and its consequences if:

                  (i) the Sponsor has paid or deposited with the Debt Securities
            Trustee a sum sufficient to pay

                        (A) all overdue installments of interest on all of the
                  Junior Subordinated Debentures,

                        (B) any accrued Additional Interest on all of the Junior
                  Subordinated Debentures,

                        (C) the principal of (and premium, if any, on) any
                  Junior Subordinated Debentures that have become due otherwise than by such declaration of acceleration and interest and Additional Interest thereon at the rate borne by the Junior Subordinated Debentures, and

                        (D) all sums paid or advanced by the Debt Securities
                  Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Debt Securities Trustee and the Property Trustee, their agents and counsel; and

                  (ii) all Events of Default with respect to the Junior
            Subordinated Debentures, other than the non-payment of the principal of the Junior Subordinated Debentures that has become due solely by such acceleration, have been cured or waived as provided in Section 513 of the Indenture.

            The Holders of at least a Majority in Liquidation Amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default under the Indenture, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debt Securities Trustee) or a default in respect of a covenant or provision that under the Indenture cannot be modified or amended without the consent of each holder of outstanding Junior Subordinated Debentures. No such rescission shall affect any subsequent default or impair any right consequent thereon.

            Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of any part of the Capital Securities, a record date shall be established for determining Holders of Outstanding Capital Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day that is 90 days (or such greater number of days as the Property Trustee may specify) after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period (or such longer period), a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.13(b).

            (c) For so long as any Capital Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Trust Agreement and the Indenture, upon a Debenture Event of Default specified in Section 501(1) or 501(2) of the Indenture, any Holder of Capital Securities shall have the right to institute a proceeding directly against the Sponsor, pursuant to
Section 508 of the Indenture, for enforcement of payment to such Holder of any amounts payable in respect of the Junior Subordinated Debentures having an aggregate principal amount equal to the aggregate Liquidation Amount of the Capital Securities of such Holder (a "Direct Action"). Except as set forth in
Section 5.13(b) and this Section 5.13(c), the Holders of Capital Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Junior Subordinated Debentures.

            (d) Except as otherwise provided in clauses of this Section 5.13, the Holders of at least a Majority in Liquidation Amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default or Event of Default and its consequences. Upon such waiver, any such default or Event of Default shall cease to exist, and any default or Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                                   ARTICLE VI

                        ACTS OF HOLDERS; MEETINGS; VOTING

      SECTION 6.1 Limitations on Holder's Voting Rights.

            (a) Except as expressly provided in this Trust Agreement and in the Indenture and as otherwise required by law, no Holder of Capital Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Issuer Trust or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Trust Securities Certificates be construed so as to constitute the Holders from time to time as partners or members of an association.

            (b) So long as any Junior Subordinated Debentures are held by the Property Trustee on behalf of the Issuer Trust, the Property Trustee shall not
(i) direct the time, method and place of conducting any proceeding for any remedy available to the Debt Securities Trustee, or exercise any trust or power conferred on the Property Trustee with respect to the Junior Subordinated Debentures, (ii) waive any past default that may be waived under Section 513 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Junior Subordinated Debentures shall be due and payable in accordance with Section 502 of the Indenture, or (iv) consent to any amendment, modification or termination of the Indenture or the Junior Subordinated Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a Majority in Liquidation Amount of the Capital Securities, provided, however, that where a consent under the Indenture would require the consent of each Holder of Junior Subordinated Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of the Holder of each Outstanding Capital Security affected thereby. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of Capital Securities, except by a subsequent vote of the Holders of Capital Securities. The Property Trustee shall notify all Holders of the Capital Securities of any notice of default received with respect to the Junior Subordinated Debentures. In addition to obtaining the foregoing approvals of the Holders of the Capital Securities, prior to taking any of the foregoing actions, the Property Trustee shall, at the expense of the Sponsor, obtain an Opinion of Counsel experienced in such matters to the effect that such action shall not cause the Issuer Trust to be taxable as a corporation for United States federal income tax purposes.

            (c) If any proposed amendment to the Trust Agreement provides for, or the Issuer Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the powers, preferences or special rights of the Capital Securities, whether by way of amendment to this Trust Agreement or otherwise, or (ii) the dissolution, winding-up or termination of the Issuer Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Capital Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in Liquidation Amount of the Capital Securities. Notwithstanding any other provision of this Trust Agreement, no amendment to this Trust Agreement may be made if, as a result of such amendment, it would cause the Issuer Trust to be taxable as a corporation for United States federal income tax purposes.

      SECTION 6.2 Notice of Meetings.

            Notice of all meetings of the Holders of the Capital Securities, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 10.8 to each Holder of Capital Securities, at such Holder's registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

      SECTION 6.3 Meetings of Holders of the Capital Securities.

            No annual meeting of Holders is required to be held. The Property Trustee, however, shall call a meeting of the Holders of Capital Securities to vote on any matter upon the written request of the Holders of at least a Majority in Liquidation Amount of the Capital Securities and the Administrators or the Property Trustee may, at any time in their discretion, call a meeting of the Holders of the Capital Securities to vote on any matters as to which such Holders are entitled to vote.

            The Holders of at least a Majority in Liquidation Amount of the Capital Securities, present in person or by proxy, shall constitute a quorum at any meeting of Holders of the Capital Securities.

            If a quorum is present at a meeting, an affirmative vote by the Holders present, in person or by proxy, holding Capital Securities representing at least a Majority in Liquidation Amount of the Capital Securities shall constitute the action of the Holders of the Capital Securities, unless this Trust Agreement requires a greater number of affirmative votes.

      SECTION 6.4 Voting Rights.

            Holders shall be entitled to one vote for each $25 of Liquidation Amount represented by their Outstanding Trust Securities in respect of any matter as to which such Holders are entitled to vote.

      SECTION 6.5 Proxies, etc.

            At any meeting of Holders, any Holder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Property Trustee, or with such other officer or agent of the Issuer Trust as the Property Trustee may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Holders of record shall be entitled to vote. When Trust Securities are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

      SECTION 6.6 Holder Action by Written Consent.

            Any action that may be taken by Holders at a meeting may be taken without a meeting if Holders holding at least a Majority in Liquidation Amount of the Capital Securities entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any other provision of this Trust Agreement) shall consent to the action in writing.

      SECTION 6.7 Record Date for Voting and Other Purposes.

            For the purposes of determining the Holders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrators or Property Trustee may from time to time fix a date, not more than 90 days prior to the date of any meeting of Holders or the payment of a distribution or other action, as the case may be, as a record date for the determination of the identity of the Holders of record for such purposes.

      SECTION 6.8 Acts of Holders.

            Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Property Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.1) conclusive in favor of the Sponsor, Issuer Trustees and the Administrators, if made in the manner provided in this Section.

            The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that any Issuer Trustee or Administrator receiving the same deems sufficient.

            The ownership of Trust Securities shall be proved by the Securities Register.

            Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Trust Security shall bind every future Holder of the same Trust Security and the Holder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Sponsor, Issuer Trustees, the Administrators or the Issuer Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

            Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

            If any dispute shall arise among the Holders, the Administrators or the Issuer Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Holder or Issuer Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

      SECTION 7.1 Representations and Warranties of the Property Trustee and the Delaware Trustee.

            The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Sponsor and the Holders that:

            (a) the Property Trustee is a New York banking corporation, duly organized, validly existing and in good standing under the laws of the State of New York;

            (b) the Property Trustee has full corporate and trust power, legal right and authority to execute, deliver and perform its obligations under the terms of this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

            (c) the Delaware Trustee is duly organized, validly existing and in good standing as a banking corporation under the laws of the State of Delaware, and has its principal place of business in the State of Delaware;

            (d) the Delaware Trustee has full corporate and trust power, legal right and authority to execute, deliver and perform its obligations under the terms of the Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

            (e) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of each of the Property Trustee and the Delaware Trustee enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (f) the execution, delivery and performance of this Trust Agreement has been duly authorized by all necessary corporate or other action on the part of the Property Trustee and the Delaware Trustee and does not require any approval of stockholders of the Property Trustee or the Delaware Trustee and such execution, delivery and performance will not (i) violate the Charter or By-laws of the Property Trustee or the Delaware Trustee, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee or the Delaware Trustee is a party or by which it is bound, or (iii) violate any law, governmental rule or regulation of the States of New York or Delaware governing the banking, trust or general powers of the Property Trustee or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee or the Delaware Trustee;

            (g) neither the authorization, execution or delivery by the Property Trustee or the Delaware Trustee of this Trust Agreement nor the consummation of any of the transactions by the Property Trustee or the Delaware Trustee (as appropriate in context) contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing law of the States of New York or Delaware governing the banking, trust or general powers of the Property Trustee or the Delaware Trustee, as the case may be;

            (h) there are no proceedings pending or, to the best of each of the Property Trustee's and the Delaware Trustee's knowledge, threatened against or affecting the Property Trustee or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal that, individually or in the aggregate, would materially and adversely affect the Issuer Trust or would question the right, power and authority of the Property Trustee or the Delaware Trustee, as the case may be, to enter into or perform its obligations as one of the Issuer Trustees under this Trust Agreement; and

            (i) each of the Property Trustee and the Delaware Trustee satisfies the qualifications set forth in Section 8.7.

      SECTION 7.2 Representations and Warranties of Sponsor.

            The Sponsor hereby represents and warrants for the benefit of the Holders that there are no taxes, fees or other governmental charges payable by the Issuer Trust (or the Issuer Trustees on behalf of the Issuer Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by either the Property Trustee or the Delaware Trustee, as the case may be, of this Trust Agreement.

                                  ARTICLE VIII

                     THE ISSUER TRUSTEES; THE ADMINISTRATORS

      SECTION 8.1 Certain Duties and Responsibilities.

            (a) The duties and responsibilities of the Issuer Trustees and the Administrators shall be as provided by this Trust Agreement and, in the case of the Property Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Issuer Trustees or the Administrators to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Issuer Trustees or the Administrators shall be subject to the provisions of this Section. Nothing in this Trust Agreement shall be construed to release an Administrator from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct. To the extent that, at law or in equity, an Issuer Trustee or Administrator has duties and liabilities relating to the Issuer Trust or to the Holders, such Issuer Trustee or Administrator shall not be liable to the Issuer Trust or to any Holder for such Issuer Trustee's or Administrator's good faith reliance on the provisions of this Trust Agreement or the advice of counsel. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Issuer Trustees and Administrators otherwise existing at law or in equity, are agreed by the Sponsor and the Holders to replace such other duties and liabilities of the Issuer Trustees and Administrators.

            (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that neither the Issuer Trustees nor the Administrators are personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.1(b) does not limit the liability of the Issuer Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

            (c) If an Event of Default has occurred (that has not been cured or waived pursuant to Section 5.13), the Property Trustee shall enforce this Trust Agreement for the benefit of the Holders and shall exercise such of the rights and powers vested in it by this Trust Agreement, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

            (d) No provision of this Trust Agreement shall be construed to relieve the Property Trustee or the Delaware Trustee from liability for its own negligent action, its own negligent failure to act, its own bad faith or its own willful misconduct, except that:

                  (i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                        (A) the duties and obligations of the Property Trustee
                  shall be determined solely by the express provisions of this Trust Agreement (including pursuant to Section 10.10), and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust Agreement (including pursuant to Section 10.10); and

                        (B) in the absence of bad faith on the part of the
                  Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Trust Agreement; but in the case of any such certificates or opinions that by any provision hereof or of the Trust Indenture Act are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Trust Agreement or the Trust Indenture Act;

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of at least a Majority in Liquidation Amount of the Capital Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

                  (iv) the Property Trustee's sole duty with respect to the
            custody, safe keeping and physical preservation of the Junior Subordinated Debentures and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

                  (v) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law;

                  (vi) the Property Trustee shall not be responsible for
            monitoring the compliance by the Administrators or the Sponsor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of any other Issuer Trustee, the Administrators or the Sponsor; and

                  (vii) no provision of this Trust Agreement shall require the
            Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Property Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Trust Agreement or adequate indemnity against such risk or liability is not reasonably assured to it.

            (e) The Administrators shall not be responsible for monitoring the compliance by the Issuer Trustees or the Sponsor with their respective duties under this Trust Agreement, nor shall any Administrator be liable for the default or misconduct of any other Administrator, the Issuer Trustees or the Sponsor.

      SECTION 8.2 Certain Notices.

            If any Event of Default occurs hereunder with respect to the Capital Securities, the Property Trustee shall give the Holders of the Capital Securities, and the Administrators and the Sponsor, notice of such Event of Default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of an Event of Default where notice is required, no such notice shall be given until at least 30 days after the occurrence hereof.

            Within five Business Days after the receipt of notice of the Sponsor's exercise of its right to defer the payment of interest on the Junior Subordinated Debentures pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such exercise to the Holders and the Administrators, unless such exercise shall have been revoked.

      SECTION 8.3 Certain Rights of Property Trustee.

            Subject to the provisions of Section 8.1:

            (a) the Property Trustee may conclusively rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) if (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action or
(ii) in construing any of the provisions of this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Holders of the Capital Securities are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Sponsor requesting written instructions of the Sponsor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Sponsor; provided, however, that if the Property Trustee does not receive such instructions of the Sponsor within ten Business Days after it has delivered such notice, it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Holders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

            (c) any direction or act of the Sponsor contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate;

            (d) any direction or act of an Administrator contemplated by this Trust Agreement shall be sufficiently evidenced by a certificate executed by such Administrator and setting forth such direction or act;

            (e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any re-recording, refiling or re-registration thereof;

            (f) the Property Trustee may consult with legal counsel (which counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees) and the advice of such legal counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice or opinion. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

            (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Holders pursuant to this Trust Agreement, unless such Holders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction; provided, that nothing contained in this Section 8.3(g) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Trust Agreement;

            (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

            (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any of its duties hereunder either directly or by or through its agents or attorneys; provided that the Property Trustee shall be responsible for its own negligence, bad faith and misconduct with respect to selection of any agent or attorney appointed by it hereunder; and

            (j) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders (which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of this Trust Agreement in respect of such remedy, right or action), (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received and (iii) shall be protected in acting in accordance with such instructions.

            No provision of this Trust Agreement shall be deemed to impose any duty or obligation on any Issuer Trustee or Administrator to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which such Person shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to any Issuer Trustee or Administrator shall be construed to be a duty.

      SECTION 8.4 Not Responsible for Recitals or Issuance of Securities.

            The recitals contained herein and in the Trust Securities shall be taken as the statements of the Issuer Trust, and the Issuer Trustees and the Administrators do not assume any responsibility for their correctness. Except as provided in Section 7.1, the Issuer Trustees and the Administrators make no representations as to the validity or sufficiency of this Trust Agreement or the Trust Securities. The Issuer Trustees and the Administrators shall not be accountable for the use or application by the Sponsor of the proceeds of the Junior Subordinated Debentures.

      SECTION 8.5 May Hold Securities.

            Any Issuer Trustee, any Paying Agent, any Securities Registrar, or any Administrator or any other agent of any Issuer Trustee, any Paying Agent, any Securities Registrar, or any Administrator, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.8 and 8.13, may otherwise deal with the Issuer Trust with the same rights it would have if it were not an Issuer Trustee, Paying Agent, Securities Registrar, any Administrator or such other agent.

      SECTION 8.6 Compensation; Indemnity; Fees.

            The Sponsor agrees:

            (a) to pay to the Issuer Trustees and the Administrators from time to time such reasonable compensation for all services rendered by them hereunder as may be agreed in writing by the Issuer Trustees and the Administrators, as the case may be, and the Sponsor from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (b) except as otherwise provided herein, to reimburse the Issuer Trustees and the Administrators upon request for all reasonable expenses, disbursements and advances incurred or made by the Issuer Trustees or the Administrators, as the case may be, in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to their negligence, bad faith or willful misconduct; and

            (c) to indemnify and hold harmless each Issuer Trustee and each Administrator against, any loss, liability or expense incurred by such Person without, in the case of an Issuer Trustee, negligence or bad faith on its part, or, in the case of an Administrator, gross negligence or willful misconduct, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            The provisions of this Section 8.6 shall survive the termination of this Trust Agreement and the removal or resignation of any Issuer Trustee or Administrator.

            No Issuer Trustee may claim any Lien on any Trust Property as a result of any amount due pursuant to this Section 8.6.

            The Sponsor, any Administrator and any Issuer Trustee (subject to
Section 8.8) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Issuer Trust, and the Issuer Trust and the Holders of Trust Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Issuer Trust, shall not be deemed wrongful or improper. Neither the Sponsor, any Administrator, nor any Issuer Trustee shall be obligated to present any particular investment or other opportunity to the Issuer Trust even if such opportunity is of a character that, if presented to the Issuer Trust, could be taken by the Issuer Trust, and the Sponsor, any Administrator or any Issuer Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Issuer Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

            In the event that the Property Trustee is also acting as Paying Agent or Securities Registrar hereunder, the rights and protections afforded to the Property Trustee pursuant to this Article VIII shall also be afforded to such Paying Agent or Securities Registrar, as applicable.

      SECTION 8.7 Corporate Property Trustee Required; Eligibility of Issuer Trustees and Administrators.

            (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person, other than the Sponsor or an Affiliate of the Sponsor, that is a national or state-chartered bank and eligible pursuant to the Trust Indenture Act to act as such and that has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. At the time of appointment, the Property Trustee must have securities rated in one of the three highest rating categories by a nationally recognized statistical rating organization.

            (b) There shall at all times be one or more Administrators hereunder. Each Administrator shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity. An employee, officer or Affiliate of the Sponsor may serve as an Administrator.

            (c) There shall at all times be a Delaware Trustee. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law and that shall act through one or more persons authorized to bind such entity.

      SECTION 8.8 Conflicting Interests.

            If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement. To the extent permitted by such Act, the Property Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Trust Agreement with respect to securities of more than one series or a trustee under the Guarantee Agreement or the Indenture.

      SECTION 8.9 Co-Trustees and Separate Trustee.

            Unless a Debenture Event of Default under Section 501(1) or 501(2) shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Sponsor and the Administrators, by agreed action of the majority of such Administrators, shall have the power to appoint, and upon the written request of the Administrators, the Sponsor shall for such purpose join with the Administrators in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States, or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity. In the case a Debenture Event of Default under Section 501(1) or 501(2) of the Indenture shall have occurred and be continuing, the Property Trustee alone shall have the power to make such appointment.

            Should any written instrument from the Sponsor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Sponsor.

            Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

            (a) The Trust Securities shall be executed by one or more Administrators, and the Trust Securities shall be authenticated by the manual signature of the Property Trustee and delivered, and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Property Trustee specified hereunder, shall be exercised, solely by the Property Trustee and not by such co-trustee or separate trustee.

            (b) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

            (c) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Sponsor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case a Debenture Event of Default under Section 501(1) or 501(2) of the Indenture has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Sponsor. Upon the written request of the Property Trustee, the Sponsor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigning or removed may be appointed in the manner provided in this Section.

            (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

            (e) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

            (f) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

      SECTION 8.10 Resignation and Removal of Issuer Trustees; Appointment of Successor.

            No resignation or removal of any Issuer Trustee and no appointment of a successor Issuer Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Issuer Trustee in accordance with the applicable requirements of Section 8.11.

            Subject to the immediately preceding paragraph, an Issuer Trustee may resign at any time by giving written notice thereof to the Holders. If the instrument of acceptance by the successor Issuer Trustee required by Section
8.11 shall not have been delivered to the Issuer Trustee within 60 days after the giving of such notice of resignation, the Issuer Trustee may petition, at the expense of the Sponsor, any court of competent jurisdiction for the appointment of a successor Issuer Trustee.

            Unless a Debenture Event of Default under Section 501(1) or 501(2) of the Indenture shall have occurred and be continuing, any Issuer Trustee may be removed at any time by Act of the Holder of the Common Securities. If a Debenture Event of Default under Section 501(1) or 501(2) of the Indenture shall have occurred and be continuing, the Property Trustee or the Delaware Trustee, or both of them, may be removed at any time by Act of the Holders of a Majority in Liquidation Amount of the Capital Securities, delivered to the Issuer Trustee (in its individual capacity and on behalf of the Issuer Trust). An Administrator may be removed by the Holder of the Common Securities at any time. In no event will the Holders of the Capital Securities have a right to vote to appoint, remove or replace the Administrators.

            If any Issuer Trustee shall resign, be removed or become incapable of acting as an Issuer Trustee, or if a vacancy shall occur in the office of any Issuer Trustee for any reason, at a time when no Debenture Event of Default under Section 501(1) or 501(2) of the Indenture shall have occurred and be continuing, the Holder of the Common Securities, by Act, shall promptly appoint a successor Issuer Trustee or Issuer Trustees, and the retiring Issuer Trustee shall comply with the applicable requirements of Section 8.11. If the Property Trustee or the Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee or the Delaware Trustee, as the case may be, at a time when a Debenture Event of Default under Section 501(1) or 501(2) of the Indenture shall have occurred and be continuing, the Holders of Capital Securities, by Act of the Holders of a Majority in Liquidation Amount of the Capital Securities shall promptly appoint a successor Issuer Trustee or Trustees, and such successor Issuer Trustee or Trustees shall comply with the applicable requirements of Section 8.11.

            The Property Trustee shall give notice of each resignation and each removal of an Issuer Trustee and each appointment of a successor Issuer Trustee to all Holders in the manner provided in Section 10.8 and shall give notice to the Sponsor and to the Administrators. Each notice shall include the name of the successor Issuer Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

            Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Delaware Trustee who is a natural person dies or becomes, in the opinion of the Sponsor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Sponsor (with the successor in each case being a Person who satisfies the eligibility requirements for a Delaware Trustee set forth in Section 8.7).

      SECTION 8.11 Acceptance of Appointment by Successor.

            In case of the appointment hereunder of a successor Issuer Trustee, such successor Issuer Trustee so appointed shall execute, acknowledge and deliver to the Issuer Trust and to the retiring Issuer Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Issuer Trustee shall become effective and such successor Issuer Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Issuer Trustee; but, on the request of the Sponsor or the successor Issuer Trustee, such retiring Issuer Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Issuer Trustee all the rights, powers and trusts of the retiring Issuer Trustee and if the Property Trustee is the resigning Issuer Trustee shall duly assign, transfer and deliver to the successor Issuer Trustee all property and money held by such retiring Property Trustee hereunder.

            In case of the appointment hereunder of a successor Issuer Trustee, the retiring Issuer Trustee and each such successor Issuer Trustee with respect to the Trust Securities shall execute, acknowledge and deliver an amendment hereto wherein each successor Issuer Trustee shall accept such appointment which
(a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Issuer Trustee all the rights, powers, trusts and duties of the retiring Issuer Trustee with respect to the Trust Securities and the Issuer Trust, and (b) shall add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the Issuer Trust by more than one Issuer Trustee, it being understood that nothing herein or in such amendment shall constitute such Issuer Trustee's co-trustees, and upon the execution and delivery of such amendment, the resignation or removal of the retiring Issuer Trustee shall become effective to the extent provided therein and each such successor Issuer Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Issuer Trustee;

but, on request of the Issuer Trust or any successor Issuer Trustee such retiring Issuer Trustee shall duly assign, transfer and deliver to such successor Issuer Trustee all Trust Property, all proceeds thereof and money held by such retiring Issuer Trustee hereunder with respect to the Trust Securities and the Issuer Trust.

            Upon request of any such successor Issuer Trustee, the Issuer Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Issuer Trustee all such rights, powers and trusts referred to in this Section 8.11.

            No successor Issuer Trustee shall accept its appointment unless at the time of such acceptance such successor Issuer Trustee shall be qualified and eligible under this Article.

      SECTION 8.12 Merger, Conversion, Consolidation or Succession to Business.

            Any Person into which an Issuer Trustee that is not a natural Person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Issuer Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Issuer Trustee, shall be the successor of such Issuer Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Capital Securities shall have been authenticated, but not delivered, by the Property Trustee then in office, any successor by merger, conversion, consolidation or sale to such authenticating Property Trustee may adopt such authentication and deliver the Capital Securities so authenticated with the same effect as if such successor Property Trustee had itself authenticated such Capital Securities.

      SECTION 8.13 Preferential Collection of Claims Against Sponsor or Issuer Trust.

            If and when the Property Trustee shall be or become a creditor of the Sponsor or the Issuer Trust (or any other obligor upon the Capital Securities), the Property Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Sponsor or the Issuer Trust (or any such other obligor).

      SECTION 8.14 Trustee May File Proofs of Claim.

            In case of any judicial proceeding relative to the Issuer Trust or any other obligor upon the Trust Securities or the property of the Issuer Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable and irrespective of whether the Property Trustee shall have made any demand on the Issuer Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise to take any and all actions authorized:

            (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

            Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

      SECTION 8.15 Reports by Property Trustee.

            The Property Trustee shall transmit to Holders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

            A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with each stock exchange, Nasdaq or such other interdealer quotation system or self-regulatory organization upon which any Capital Securities are listed, with the Commission and with the Sponsor.

      SECTION 8.16 Reports to the Property Trustee.

            Each of the Sponsor and the Administrators on behalf of the Issuer Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314(a)(1)-(3) of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a)(4) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

      SECTION 8.17 Evidence of Compliance with Conditions Precedent.

            Each of the Sponsor and the Administrators on behalf of the Issuer Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given pursuant to Section 314(c)(1) shall be given in the form of an Officers' Certificate.

      SECTION 8.18 Number of Issuer Trustees.

            (a) The number of Issuer Trustees shall be two. The Property Trustee and the Delaware Trustee may be the same Person if the Property Trustee meets the applicable requirements.

            (b) If an Issuer Trustee ceases to hold office for any reason, a vacancy shall occur. The vacancy shall be filled with an Issuer Trustee appointed in accordance with Section 8.10.

            (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of an Issuer Trustee shall not operate to dissolve, terminate or annul the Issuer Trust or terminate this Trust Agreement.

      SECTION 8.19 Delegation of Power.

            (a) Any Administrator may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a), including any registration statement or amendment thereto filed with the Commission or making any governmental filing; and

            (b) The Administrators shall have power to delegate from time to time to such of their number or to the Sponsor the doing of such things and the execution of such instruments either in the name of the Issuer Trust or the names of the Administrators or otherwise as the Administrators may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Trust Agreement.

      SECTION 8.20 Appointment and Removal of Administrators.

            (a) The Administrators shall initially be [_____], [_____] and [_____] and their successors shall be appointed by the Holder of the Common Securities. The Holder of the Common Securities can increase or decrease the number of Administrators at any time. The Administrators may resign or be removed by the Holder of the Common Securities at any time. Upon any resignation or removal, the Holder of the Common Securities shall appoint a successor Administrator. Each successor Administrator shall execute this Trust Agreement thereby agreeing to comply with, and be legally bound by, all of the terms, conditions and provisions of this Trust Agreement.

            (b) Whenever a vacancy in the number of Administrators shall occur, until such vacancy is filled by the appointment of an Administrator in accordance with this Section 8.20, the Administrators in office, regardless of their number (and notwithstanding any other provision of this Trust Agreement), shall have all the powers granted to the Administrators and shall discharge all the duties imposed upon the Administrators by this Trust Agreement.

            (c) Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrator who is a natural person dies or becomes, in the opinion of the Holder of the Common Securities, incompetent, or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the remaining Administrators, if there are at least two of them prior to such vacancy, and by the Sponsor, if there are not two such Administrators immediately prior to such vacancy (with the successor in each case being a

Person who satisfies the eligibility requirement for Administrators, as the case may be, set forth in Section 8.7).

                                   ARTICLE IX

                       TERMINATION, LIQUIDATION AND MERGER

      SECTION 9.1 Termination Upon Expiration Date.

            Unless earlier terminated, the Issuer Trust shall automatically dissolve and terminate on _________, ____ (the "Expiration Date"), and the Trust Property shall be distributed in accordance with Section 9.4.

      SECTION 9.2 Early Termination.

            The first to occur of any of the following events is an "Early Termination Event" the occurrence of which shall cause the dissolution of the Issuer Trust:

            (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Sponsor;

            (b) the written direction to the Property Trustee from all the Holders of the Common Securities at any time to terminate the Issuer Trust and to distribute the Junior Subordinated Debentures to Holders in exchange for the Capital Securities (which direction is optional and wholly within the discretion of the Holders of the Common Securities);

            (c) the redemption of all of the Capital Securities in connection with the redemption of all the Junior Subordinated Debentures; and

            (d) the entry of an order for dissolution of the Issuer Trust by a court of competent jurisdiction.

      SECTION 9.3 Termination.

            The respective obligations and responsibilities of the Issuer Trustees and the Issuer Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Holders of all amounts required to be distributed hereunder upon the liquidation of the Issuer Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2; (b) the payment of any expenses owed by the Issuer Trust; and (c) the discharge of all administrative duties of the Administrators, including the performance of any tax reporting obligations with respect to the Issuer Trust or the Holders.

      SECTION 9.4 Liquidation.

            (a) If an Early Termination Event specified in clause (a), (b) or
(d) of Section 9.2 occurs or upon the Expiration Date, the Issuer Trust shall be wound up and liquidated by the Issuer Trustees as expeditiously as the Issuer Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Issuer Trust as provided by applicable law, to each Holder a Like Amount of Junior Subordinated Debentures, subject to Section 9.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All such notices of liquidation shall:

                  (i) state the Liquidation Date;

                  (ii) state that, from and after the Liquidation Date, the
            Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debentures; and

                  (iii) provide such information with respect to the procedures by which Holders may exchange Trust Securities Certificates for Junior Subordinated Debentures, or if Section 9.4(d) applies, receive a Liquidation Distribution, as the Administrators or the Property Trustee shall deem appropriate.

            (b) Except where Section 9.2(c) or 9.4(d) applies, in order to effect the liquidation of the Issuer Trust and distribution of the Junior Subordinated Debentures to Holders, the Property Trustee, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish a record date for such distribution (which shall be not more than 30 days prior to the Liquidation Date) and shall establish such procedures as it shall deem appropriate to effect the distribution of Junior Subordinated Debentures in exchange for the Outstanding Trust Securities Certificates.

            (c) Except where Section 9.2(c) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Junior Subordinated Debentures will be issued to Holders of Trust Securities Certificates, upon surrender of such Certificates to the exchange agent for exchange, (iii) the Sponsor shall use its best efforts to have the Junior Subordinated Debentures listed on the national stock exchange, Nasdaq or on such other exchange, interdealer quotation system or self-regulatory organization as the Capital Securities are then listed, (iv) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debentures bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Trust Securities Certificates until such Certificates are so surrendered (and until such Certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Junior Subordinated Debentures) and (v) all rights of Holders holding Trust Securities will cease, except the right of such Holders to receive Junior Subordinated Debentures upon surrender of Trust Securities Certificates.

            (d) If, notwithstanding the other provisions of this Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Junior Subordinated Debentures in the manner provided herein is determined by the Property Trustee not to be practical, or if any Early Termination Event specified in Section 9.2(c) occurs, the Trust Property shall be liquidated, and the Issuer Trust shall be dissolved, wound-up and terminated by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution, winding-up or other termination of the Issuer Trust, unless the Trust Securities have been redeemed or are to be redeemed on such date pursuant to Article IV, Holders will be entitled to receive out of the assets of the Issuer Trust available for distribution to Holders, after satisfaction of liabilities to creditors of the Issuer Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, winding-up or termination the Liquidation Distribution can be paid only in part because the Issuer Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Issuer Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holders of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Capital Securities, except that, if a Debenture Event of Default specified in Section 501(1) or 501(2) of the Indenture has occurred and is continuing, the Capital Securities shall have a priority over the Common Securities as provided in Section 4.3.

      SECTION 9.5 Mergers, Consolidations, Amalgamations or Replacements of the Issuer Trust.

            The Issuer Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any corporate or other body, except pursuant to this Article IX. At the request of the Holders of the Common Securities, and with the consent of the Administrators, the Issuer Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, that (i) such successor entity either (a) expressly assumes all of the obligations of the Issuer Trust with respect to the Capital Securities or (b) substitutes for the Capital Securities other securities having substantially the same terms as the Capital Securities (the "Successor Capital Securities") so long as the Successor Capital Securities have the same priority as the Capital Securities with respect to distributions and payments upon liquidation, redemption and otherwise, (ii) a trustee of such successor entity possessing the same powers and duties as the Property Trustee is appointed to hold the Junior Subordinated Debentures, (iii) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect in any material respect the rights, preferences and privileges of the holders of the Capital Securities (including any Successor Capital Securities), (iv) such successor entity has a purpose substantially identical to that of the Issuer Trust, (v) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect in any material respect the contractual rights, preferences and privileges of the Holders of the Capital Securities (including any Successor Capital Securities), and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Issuer Trust nor such successor entity will be required to register as an "investment company" under the Investment Company Act, and (vi) the Sponsor or any permitted transferee owns all of the Common Securities of such successor entity and guarantees the obligations of such successor entity under the Successor Capital Securities at least to the extent provided by the Guarantee Agreement. Notwithstanding the foregoing, the Issuer Trust shall not, except with the consent of Holders of all the Capital

Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Issuer Trust or the successor entity to be taxable as a corporation for United States federal income tax purposes. Any merger or similar agreement shall be executed by the Administrators on behalf of the Issuer Trust.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

      SECTION 10.1 Limitation of Rights of Holders.

            Except as set forth in Section 9.2, the death, incapacity, dissolution, termination or bankruptcy of any person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Trust Agreement, nor entitle the legal representatives, successors or heirs of such Person or any Holder for such person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      SECTION 10.2 Amendment.

            (a) This Trust Agreement may be amended from time to time by the Property Trustee and the Holder of the Common Securities, without the consent of any Holder of the Capital Securities, (i) to cure any ambiguity, correct or supplement any provision herein that may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, which shall not be inconsistent with the other provisions of this Trust Agreement, or (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Issuer Trust will not be taxable as a corporation for United States federal income tax purposes at all times that any Trust Securities are outstanding or to ensure that the Issuer Trust will not be required to register as an "investment company" under the Investment Company Act; provided, however, that in the case of either clause (i) or clause (ii) such action shall not adversely affect in any material respect the interests of any Holder, and any such amendment of this Trust Agreement shall become effective when notice thereof is given to the Holders.

            (b) Except as provided in Section 10.2(c), any provision of this Trust Agreement may be amended by the Property Trustee and the Holders of all of the Common Securities with (i) the consent of Holders of at least a Majority in Liquidation Amount of the Capital Securities and (ii) receipt by the Issuer Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Issuer Trustees in accordance with such amendment will not cause the Issuer Trust to be taxable as a corporation for United States federal income tax purposes or affect the Issuer Trust's exemption from status as an "investment company" under the Investment Company Act.

            (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Holder (such consent being obtained in accordance with Section 6.3 or 6.6), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect in any material respect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date, or (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date; and notwithstanding any other provision herein, without the unanimous consent of the Holders (such consent being obtained in accordance with Section 6.3 or 6.6), this Section 10.2(c) may not be amended.

            (d) Notwithstanding any other provisions of this Trust Agreement, no Issuer Trustee shall enter into or consent to any amendment to this Trust Agreement that would cause the Issuer Trust to fail or cease to qualify for the exemption from status as an "investment company" under the Investment Company Act or to be taxable as a corporation for United States federal income tax purposes.

            (e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the Sponsor and the Administrators, this Trust Agreement may not be amended in a manner that imposes any additional obligation on the Sponsor or the Administrators.

            (f) In the event that any amendment to this Trust Agreement is made, the Administrators or the Property Trustee shall promptly provide to the Sponsor a copy of such amendment.

            (g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Trust Agreement that affects its own rights, duties or immunities under this Trust Agreement. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement is permitted by this Trust Agreement.

            (h) Any amendments to this Trust Agreement shall become effective when notice of such amendment is given to the Holders of the Trust Securities.

      SECTION 10.3 Separability.

            In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 10.4 Governing Law.

            THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE HOLDERS, THE ISSUER TRUST, THE SPONSOR, THE ISSUER TRUSTEES AND THE ADMINISTRATORS WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. THE

PROVISIONS OF SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE ISSUER TRUST.

      SECTION 10.5 Payments Due on Non-Business Day.

            If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day (except as otherwise provided in Sections 4.1(a) and 4.2(d)), with the same force and effect as though made on the date fixed for such payment, and no Distributions shall accumulate on such unpaid amount for the period after such date.

      SECTION 10.6 Successors.

            This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Sponsor, the Issuer Trust, the Administrators and any Issuer Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Sponsor that is permitted under Article VIII of the Indenture and pursuant to which the assignee agrees in writing to perform the Sponsor's obligations hereunder, the Sponsor shall not assign its obligations hereunder.

      SECTION 10.7 Headings.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction of this Trust Agreement.

      SECTION 10.8 Reports, Notices and Demands.

            Any report, notice, demand or other communication that by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Holder or the Sponsor may be given or served in writing by deposit thereof, first class postage prepaid, in the United States mail addressed, (a) in the case of a Holder of Capital Securities, to such Holder as such Holder's name and address may appear on the Securities Register; and (b) in the case of the Holder of the Common Securities or the Sponsor, to American International Group, Inc., 70 Pine Street, New York, NY 10270, Attention:
Secretary, or to such other address as may be specified in a written notice by the Holder of the Common Securities to the Property Trustee. Such notice, demand or other communication to or upon a Holder shall be deemed to have been sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid. Such notice, demand or other communication to or upon the Sponsor shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Sponsor.

            Any notice, demand or other communication that by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Property Trustee, the Delaware Trustee, the Administrators, or the Issuer Trust shall be given in writing addressed (until another address is published by the Issuer Trust) to such Person as follows: (a) with respect to the Property Trustee to The Bank of New York, 101 Barclay Street, New York, N.Y., 10286,
Attention: Corporate Trust Administration; (b) with respect to the Delaware Trustee to The Bank of New York (Delaware), White Clay Center, Route 273, Newark, DE 19711, Attention: Corporate Trust Administration; (c) with respect to the Administrators, to them at the address above for notices to the Sponsor, marked "Attention: Administrators of the AIG Capital

Trust ( )"; and (d) with respect to the Issuer Trust, to its principal office specified in Section 2.2, with a copy to the Property Trustee. Such notice, demand or other communication to or upon the Issuer Trust, the Property Trustee, the Delaware Trustee or the Administrators shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Issuer Trust, the Property Trustee, the Delaware Trustee or such Administrator, as the case may be.

      SECTION 10.9 Agreement Not to Petition.

            Each of the Issuer Trustees, the Administrators and the Sponsor agree for the benefit of the Holders that, until at least one year and one day after the Issuer Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Issuer Trust under any bankruptcy, insolvency, reorganization or other similar law (including the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Issuer Trust under any Bankruptcy Law. In the event the Sponsor takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Holders, that at the expense of the Sponsor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Sponsor against the Issuer Trust or the commencement of such action and raise the defense that the Sponsor has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Issuer Trustee or the Issuer Trust may assert. If any Issuer Trustee or Administrator takes action in violation of this Section 10.9, the Sponsor agrees, for the benefit of the Holders, that at its expense, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by such Person against the Sponsor or the commencement of such action and raise the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Issuer Trustee or the Issuer Trust may assert. The provisions of this Section 10.9 shall survive the termination of this Trust Agreement.

      SECTION 10.10 Trust Indenture Act; Conflict with Trust Indenture Act.

            (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions.

            (b) The Property Trustee shall be the only Issuer Trustee that is a trustee for the purposes of the Trust Indenture Act.

            (c) If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Trust Agreement, the latter provision shall control. If any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Trust Agreement as so modified or to be excluded, as the case may be.

            (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Issuer Trust.

            (e) The disclosure of information as to the names and addresses of the Holders of Trust Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law or any law hereafter enacted which does not specifically refer to Section 312 of the Trust Indenture Act, nor shall the Issuer Trust, the Sponsor or the Property Trustee be held accountable by reason of mailing or distribution of information made pursuant to
Section 312(b) of the Trust Indenture Act.

      SECTION 10.11 Acceptance of Terms of Trust Agreement, Guarantee and Indenture.

            THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT, THE GUARANTEE AGREEMENT AND THE INDENTURE, AND THE AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AGREEMENT AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE ISSUER TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE ISSUER TRUST AND SUCH HOLDER AND SUCH OTHERS.

      SECTION 10.12 Counterparts.

            This instrument may be executed in any number or counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      SECTION 10.13 Intention of the Parties.

            It is the intention of the parties hereto that the Issuer Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Trust Agreement shall be interpreted to further this intention of the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


                                  AMERICAN INTERNATIONAL GROUP, INC.,
                                  as Sponsor

                                  By:__________________________________________
                                      Name:
                                      Title:

                                  THE BANK OF NEW YORK,
                                  as Property Trustee, and not in its individual capacity

                                  By:__________________________________________
                                      Name:
                                      Title:

                                  THE BANK OF NEW YORK (DELAWARE),
                                  as Delaware Trustee, and not
                                  in its individual capacity

                                  By:__________________________________________
                                      Name:
                                      Title:

                                _______________________________________________
                                  Name:
                                  Title:  Administrator

                                _______________________________________________
                                  Name:
                                  Title:  Administrator

                                _______________________________________________
                                  Name:
                                  Title:  Administrator

                                                                       Exhibit A

                             [CERTIFICATE OF TRUST]

                                                                       Exhibit B

                   [FORM OF CERTIFICATE DEPOSITORY AGREEMENT]

                                                                       Exhibit C

                      FORM OF COMMON SECURITIES CERTIFICATE

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO THE SPONSOR OR AN AFFILIATE OF THE SPONSOR IN COMPLIANCE WITH SECTION 5.11 OF THE TRUST AGREEMENT

     Certificate Number                              Number of Common Securities

     C-___

                    Certificate Evidencing Common Securities

                                       of

                                AIG Capital Trust

                            _____% Common Securities
                  (Liquidation Amount $25 per Common Security)

      AIG Capital Trust ( ), a statutory trust created under the laws of the State of Delaware (the "Issuer Trust"), hereby certifies that American International Group, Inc. (the "Holder") is the registered owner of _________ (_______) common securities of the Issuer Trust representing common undivided beneficial interests in the assets of the Issuer Trust and designated the _____% Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). Except in accordance with Section 5.11 of the Trust Agreement (as defined below) the Common Securities are not transferable and, to the fullest extent permitted by applicable law, any attempted transfer hereof other than in accordance therewith shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Issuer Trust, dated as of __________, ____, as the same may be amended from time to time (the "Trust Agreement"), among American International Group, Inc., as Sponsor, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, three individuals selected by the holders of the Common Securities to act as administrators with respect to the Issuer Trust and the holders of Trust Securities, including the designation of the terms of the Common Securities as set forth therein. The Issuer Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Issuer Trust at its principal place of business or registered office.

      Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

      THIS COMMON SECURITIES CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF

DELAWARE OR ANY OTHER JURISDICTION THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

      Terms used but not defined herein have the meanings set forth in the Trust Agreement.

      IN WITNESS WHEREOF, one of the Administrators of the Issuer Trust has executed this certificate this ____ day of __________.

                              AIG CAPITAL TRUST ( )

                              By:________________________________________
                                   Name:
                                   Title: Administrator

                                                                       Exhibit D

                            FORM OF EXPENSE AGREEMENT

                    AGREEMENT AS TO EXPENSES AND LIABILITIES

      AGREEMENT AS TO EXPENSES AND LIABILITIES, dated as of ________, ____, between American International Group, Inc., a Delaware corporation, as Sponsor (the "Sponsor"), and AIG Capital Trust ( ), a Delaware statutory trust (the "Issuer Trust")

      WHEREAS, the Issuer Trust intends to issue its Common Securities (the "Common Securities") to and acquire Junior Subordinated Debentures from the Sponsor, and to issue and sell [__]% Capital Securities, (the "Capital Securities") with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Trust Agreement of the Issuer Trust, dated as of ___________, as the same may be amended from time to time (the "Trust Agreement") among the Sponsor, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, three individuals selected by the holders of the Common Securities to act as administrators with respect to the Issuer Trust and the holders of Trust Securities;

      WHEREAS, the Sponsor will own all of the Common Securities of the Issuer Trust and will issue the Junior Subordinated Debentures;

      WHEREAS, capitalized terms used but not defined herein have the meanings set forth in the Trust Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

      SECTION 1.1. Guarantee by the Sponsor. Subject to the terms and conditions hereof, the Sponsor hereby unconditionally guarantees to each person or entity to whom the Issuer Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any costs, expenses or liabilities of the Issuer Trust, other than obligations of the Issuer Trust to pay to holders of any Trust Securities the amounts due such holders pursuant to the terms of the Trust Securities. This Agreement is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

      SECTION 1.2. Subordination of Guarantee. The guarantee and other liabilities and obligations of the Sponsor under this Agreement shall constitute unsecured obligations of the Sponsor and shall rank subordinate and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) of the Sponsor to the extent and in the manner set forth in the Indenture with respect to the Junior Subordinated Debentures, and the provisions of Article XIV of the Indenture will apply, mutatis mutandis, to the obligations of the Sponsor hereunder. The obligations of the Sponsor hereunder do not constitute Senior Indebtedness (as defined in the Indenture) of the Sponsor.

      SECTION 1.3. Changes in Obligations and Agreements Relating thereto; Waiver of Certain Notices. The Sponsor agrees that the Beneficiaries may at any time and from time to time, without notice to or further consent of the Sponsor, extend the time of payment by the Issuer Trust of all or any portion of the Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Obligations. The Sponsor waives notice of acceptance of this Agreement and of any Obligation to which it applies or may apply, presentment, demand for payment, notice of dishonor and protest.

      SECTION 1.4. No Waiver; Cumulative Rights. No failure on the part of Beneficiaries, and no delay in exercising, any right, remedy or power hereunder preclude any other future right, remedy or power hereby granted to the Beneficiaries with respect to the Obligations. Each and every right, remedy and power hereby granted to the Beneficiaries or allowed by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Beneficiaries from time to time.

      SECTION 1.5. Nature of Guarantee. The Sponsor's obligations hereunder shall not be affected by any circumstance relating to the Obligations that might constitute a legal or equitable discharge of or defense to the Sponsor not available to the Issuer Trust. The Sponsor agrees that the Beneficiaries may resort to the Sponsor for payment of the Obligations whether or not the Beneficiaries shall have proceeded against the Issuer Trust. The Beneficiaries shall not be obligated to file any claim relating to the Obligations in the event that the Issuer Trust becomes subject to a bankruptcy, reorganization or similar proceeding (other than the dissolution of the Issuer Trust in accordance with the terms thereof), and the failure of the Beneficiaries to so file shall not affect the Sponsor's obligations hereunder. This Guarantee shall remain in full force and effect and shall be binding on the Sponsor, its successors and assigns until upon the dissolution of the Issuer Trust; provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any holder of Capital Securities or any Beneficiary must restore payment of any sums paid under the Capital Securities, under any Obligation, under the Guarantee Agreement, dated the date hereof, by the Sponsor and The Bank of New York, as guarantee trustee, or under this Agreement for any reason whatsoever. In the event that any payment to the Beneficiaries in respect of the Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Sponsor shall remain liable hereunder with respect to such Obligations as if such payments had not been made. The Sponsor reserves the right to (a) set-off against any payment owing hereunder any amounts owing by the Beneficiaries to the Issuer Trust and (b) assert defenses which the Issuer Trust may have to payment of the Obligations other than defenses arising from the bankruptcy or insolvency of the Issuer Trust and other defenses expressly waived hereby.

      SECTION 1.6. Enforcement. A Beneficiary may enforce this Agreement directly against the Sponsor and the Sponsor waives any right or remedy to require that any action be brought against the Issuer Trust or any other person or entity before proceeding against the Sponsor.

      SECTION 1.7. Subrogation. The Sponsor shall be subrogated to all rights (if any) of any Beneficiary against the Issuer Trust in respect of any amounts paid to the Beneficiaries by the

Sponsor under this Agreement; provided, however, that the Sponsor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights that it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Agreement.

                                   ARTICLE II

      SECTION 2.1. Assignment. This Agreement may not be assigned or the obligations hereunder delegated by either party hereto without the consent of the other, and any purported assignment or delegation without such consent shall be void; except that upon any transfer of the Common Securities, this Agreement shall be assigned and delegated by the Sponsor to its successor with such transfer without any action by either party hereto.

      SECTION 2.2. Binding Effect. All guarantees and agreements contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Sponsor and shall inure to the benefit of the Beneficiaries.

      SECTION 2.3. Amendment. So long as there remains any Beneficiary or any Capital Securities are Outstanding, this Agreement shall not be modified or amended in any manner adverse to such Beneficiary or to the holders of the Capital Securities without the consent of such Beneficiary or the holders of the Capital Securities, as the case may be.

      SECTION 2.4. Notices. Any notice, request or other communication required or permitted to be given hereunder shall be given in writing and by first-class mail, postage prepaid, addressed as follows (and if so given, shall be deemed given when received):

                  AIG Capital Trust (  )
                  c/o American International Group, Inc.
                  70 Pine Street
                  New York, NY 10270
                  Attention: Secretary

                  With a copy to:

                  Robert W. Reeder, Esq.
                  Sullivan & Cromwell LLP
                  125 Broad Street
                  New York, NY 10004

                  The Bank of New York, as Property Trustee of
                     AIG Capital Trust (  )
                  101 Barclay Street
                  New York, NY 10286
                  Attention: Corporate Trust Administration

      SECTION 2.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      THIS AGREEMENT is executed as of the day and year first above written.

                                          AMERICAN INTERNATIONAL GROUP,
                                                INC.

                                          By: __________________________________
                                          Name:
                                          Title:

                                          AIG CAPITAL TRUST (   )

                                          By: __________________________________
                                          Name:
                                          Title: Administrator

                                                                       Exhibit E

                     FORM OF CAPITAL SECURITIES CERTIFICATE

      [IF THE CAPITAL SECURITIES CERTIFICATE IS TO BE EVIDENCED BY A BOOK-ENTRY CAPITAL SECURITIES CERTIFICATE, INSERT -- THIS CAPITAL SECURITIES CERTIFICATE IS A BOOK-ENTRY CAPITAL SECURITIES CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS CAPITAL SECURITIES CERTIFICATE IS EXCHANGEABLE FOR CAPITAL SECURITIES CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND MAY NOT BE TRANSFERRED BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT.

      UNLESS THIS CAPITAL SECURITIES CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO AIG CAPITAL TRUST ( ) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CAPITAL SECURITY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF SUCH NOMINEE AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO SUCH ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.]

Certificate Number                                  Number of Capital Securities

Cusip No. _____________

                   $_____________ Aggregate Liquidation Amount
                    Certificate Evidencing Capital Securities
                                       of
                                AIG Capital Trust
     _____% Capital Securities (Liquidation Amount $25 Per Capital Security)

      AIG Capital Trust ( ), a statutory trust created under the laws of the State of Delaware (the "Issuer Trust"), hereby certifies that___________________ (the "Holder") is the registered owner of $___________ in aggregate liquidation amount of capital securities of the Issuer Trust representing an undivided preferred beneficial interest in the assets of the Issuer Trust and designated the AIG Capital Trust ( ) _____ Capital Securities (liquidation amount $25 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Issuer Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.5 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities are set forth in, and this certificate and the Capital Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Issuer Trust, dated as of __________, ____, as the same may be amended from time to time (the "Trust Agreement"), among American International Group, Inc., as Sponsor, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, three individuals selected by the holders of the Common Securities to act as administrators with respect to the Issuer Trust and the Holders of Trust Securities, including the designation of the terms of the Capital Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement, dated as of __________, ____ (the "Guarantee Agreement"), entered into by American International Group, Inc., as Guarantor, and The Bank of New York, as guarantee trustee, to the extent provided therein. The Issuer Trust will furnish a copy of the Trust Agreement and the Guarantee Agreement to the Holder without charge upon written request to the Issuer Trust at its principal place of business or registered office.

      Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

      Terms used but not defined herein have the meanings set forth in the Trust Agreement.

      IN WITNESS WHEREOF, one of the Administrators of the Issuer Trust has executed this certificate this ____ day of ___________.

                             AIG CAPITAL TRUST ( )

                             By: _______________________________________________
                             Name:
                             Title: Administrator

                             AUTHENTICATED, COUNTERSIGNED AND
                             REGISTERED:

                             The Bank of New York, as Property Trustee

                             By: _______________________________________________
                             Name:
                             Title:

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security to:

________________________________________________________________________________
        (Insert assignee's social security or tax identification number)

________________________________________________________________________________
                   (Insert address and zip code of assignee)

and irrevocably appoints

________________________________________________________ agent to transfer this
Capital Security Certificate on the books of the Issuer Trust. The agent may substitute another to act for him or her.

Date:  ____________________

Signature:  ____________________________________________________________________
          (Sign exactly as your name appears on the other side of this
                          Capital Security Certificate)

                             Signature Guarantee:  _________________________

                               SIGNATURE GUARANTEE

      The signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Property Trustee (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.